UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06652

Exact name of registrant as specified in charter:	Aberdeen Investment Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant's telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1.	Reports to Shareholders.

Aberdeen Investment Funds

Annual Report

October 31, 2020

Aberdeen Select International Equity Fund

Class A – BJBIX ◼ Institutional Class – JIEIX

Aberdeen Global Equity Impact Fund

Class A – JETAX ◼ Institutional Class – JETIX

Aberdeen Total Return Bond Fund

Class A – BJBGX ◼ Institutional Class – JBGIX

Aberdeen Global High Income Fund

Class A – BJBHX ◼ Institutional Class – JHYIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Investment Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with the Trust.

Table of Contents

Market Review	Page 1
Aberdeen Select International Equity Fund	Page 3
Aberdeen Global Equity Impact Fund (formerly, Aberdeen Select International Equity Fund II)	Page 9
Aberdeen Total Return Bond Fund	Page 15
Aberdeen Global High Income Fund	Page 27
Financial Statements	Page 39
Notes to Financial Statements	Page 52
Audit Letter	Page 72
Other Tax Information	Page 73
Shareholder Expense Examples	Page 74
Liquidity Risk Management Program	Page 75
Supplemental Information	Page 76
Management of the Funds	Page 81

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Investment Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (“ASII”) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Investment Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Investment Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without change by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

2020 Annual Report  1

Market Review

Global financial markets experienced unprecedented volatility during the 12-month period ended October 31, 2020. Both the global equity and fixed-income markets performed well between November 2019 and January 2020, as supportive central bank monetary policy globally and hopes of a breakthrough in the U.S.-China trade war helped allay investors’ fears about economic growth. Additionally, the decisive outcome of the election in the UK in December 2019 removed much of the political wrangling and uncertainty related to the UK’s withdrawal from the European Union (Brexit).

However, in February 2020, attention shifted to the coronavirus (COVID-19) outbreak as it spread from China to engulf the rest of the world. Governments worldwide responded with drastic containment measures which all but crippled the global economy. As global growth forecasts plummeted, many central banks sought to ease the pain by slashing interest rates and implementing aggressive support programs. The U.S. Federal Reserve (Fed) reduced its benchmark interest rate three times, taking it to near 0% — a level last seen in the aftermath of the global financial crisis in 2008.

U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package in an effort to counter the economic effects of coronavirus. Additionally, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond-purchase program to mid-2021. These measures helped investor sentiment to recover through the summer of 2020, along with subsiding infection rates, which allowed some easing of lockdown restrictions in many countries. Consequently, global economic activity rebounded strongly, propelling equity prices higher. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

Equity prices in developed markets globally recorded modest gains over the 12-month period ended October 31, 2020, with the Morgan Stanley Capital International (MSCI) All-Country (AC) World Index (Net Dividends),1 a global equity market benchmark, returning 4.9%. The Asia-Pacific region, as measured by the MSCI AC Asia-Pacific ex- Japan Index (Net Dividends),2 was the strongest-performing global stock market for the reporting period, returning 11.8%, followed by the 9.7% return of the U.S. broader-market S&P 500 Index.3 Conversely, Japanese and European equities significantly underperformed the overall global stock market, with the Tokyo Stock Price Index (TOPIX) (Net Dividends)4 posting a virtually flat return of -0.01%, and the MSCI Europe Index (Net Dividends)5 returning -9.3% for the reporting period.

In the Asia-Pacific region, North Asian markets, including China, South Korea and Taiwan, outperformed their peers across Asia over the reporting period as they were among the first to contain the virus effectively. Similarly, the New Zealand market performed well as the government acted swiftly to get the virus under control. In contrast, Southeast Asian markets underperformed during the reporting period. The Singapore market declined on investors’ concerns that its open economy would be affected by sluggish global demand due to the pandemic. Indonesia and the Philippines struggled to slow COVID-19 infections.

The information technology sector led the rally in the U.S. equity market for the reporting period, garnering a double-digit return. Conversely, the energy sector posted a notable decline and was the weakest- performing sector. The COVID-19 pandemic has significantly hampered the U.S. economy. U.S. gross domestic product (GDP) fell 31.4% in the second quarter of 2020, attributable mainly to downturns in consumer spending, exports and nonresidential fixed investment.6 The economy subsequently expanded by 33.1% in the third quarter of 2020, due largely to businesses reopening and the resumption of other activities that were postponed or restricted due to the pandemic.7 There were notable increases in consumer spending, private inventory investment and exports.

Emerging-market (EM) equities, as represented by the MSCI Emerging Markets Index (Net Dividends),8 outperformed their developed-market counterparts, returning 8.3% for the reporting period. Following a COVID-19-induced selloff in the first quarter of 2020, EM stock prices rebounded in the second and third quarters of 2020, after initial lockdowns seemingly slowed infection rates in most affected areas; this led many economies to gradually reopen for business. A key factor aiding the rally in EM stocks during this period was the unprecedented monetary and fiscal policy support by central banks and governments worldwide.

International real estate stocks, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,9 moved sharply lower, returning -19.0% over the reporting period. The real estate market downturn was prompted by the emergence and spread of COVID-19 in Europe and the Americas. The listed property market was particularly hard hit as much of the sector includes venues where people congregate, such as malls or hotels, which faced direct, negative impacts from lockdowns and restrictions on movement. As people around the world were forced to work from their homes, the office sector also came under pressure amid speculation that corporations will opt to rent less office in the future in favor of increased agile working arrangements. The listed real estate markets bottomed in March 2020, but continued a gradual recovery as investors adjusted their expectations for the post-COVID-19 world.

Fixed-income securities in developed markets modestly outperformed their global equity counterparts over the reporting period, with the Bloomberg Barclays Global Aggregate Bond Index,10 returning 5.6%. Global investment-grade11 bonds, as represented by the ICE Bank of America (BofA) Global Corporate Index,12 returned 6.3%, outperforming the 2.9% return of their global high-yield counterparts, as measured by the ICE BofA Global High Yield Constrained Index,13 for the reporting period. As credit spreads widened significantly, demand for “safe-haven” assets such as developed-market government bonds soared, driving yields down sharply. This was compounded by central banks globally cutting

2  2020 Annual Report

Market Review (concluded)

interest rates to record lows, along with an unprecedented amount of coordinated fiscal support from governments worldwide. The Fed reduced its benchmark interest rate to near 0% and proposed trillions of dollars in COVID-19 support. The Asia-Pacific fixed-income markets recorded positive total returns for the reporting period, driven mainly by local interest rates. In local-currency government bonds, yields in the short end of the curve declined more than those in the long end as monetary policy supported demand for short-dated bonds, while supply pressures to finance the government rescue packages weighed on longer-dated issues. Emerging-market debt outside Asia also experienced difficulty during the reporting period, but with considerable divergence by country. The performance of merging market local-currency bonds was hampered by currency weakness in several countries.

Outlook

In our view, the short-term global outlook remains fraught with uncertainty. On the political front, former Vice President Joe Biden’s victory in the U.S. presidential election in November represents a change in the Executive Branch, but the remaining runoff elections for both of Georgia’s U.S. Senate seats in early January 2021, continue to leave the political structure of the Legislative Branch in limbo. The Democratic Party needs both seats to gain a 50-50 split in the upper house, aided by tie-breaking votes from Vice President-elect Kamala Harris, for a technical “sweep” of both houses of Congress. The market views a split Congress as the most likely outcome and, therefore, the continuation of limited stimulus combined with supportive actions from the Fed perpetuating “lower for longer” interest rates. While Biden’s initial choices for Cabinet and staff positions point to a politically centrist approach, overall policy implementation will remain uncertain until the Georgia Senate election is decided, as it dictates Biden’s ability to push more of his agenda on, among other things, taxes, government-supported energy transition, healthcare, trade and infrastructure.

Regarding the COVID-19 pandemic, news that a vaccine may soon be widely available lifted investor sentiment in late 2020. We expect the approval and successful distribution of a vaccine to make a meaningful difference in Aberdeen Standard Investments’ global economic growth forecasts going forward.

Aberdeen Standard Investments

1The MSCI AC World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

3The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

4The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.

5The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.

6Source: U.S. Department of Commerce, July 2020.

7Source: U.S. Department of Commerce, October 2020.

8The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.

9The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.

10The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local-currency bond markets.

11Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

12The ICE BofA Global Corporate Index tracks the performance of global investment-grade bonds.

13The ICE BofA Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.

2020 Annual Report  3

Aberdeen Select International Equity Fund (Unaudited)

November 1, 2019 to October 31, 2020

Aberdeen Select International Equity Fund (Institutional Class shares net of fees) returned 1.86% for the 12-month period ending October 31, 2020, versus -2.61% for its benchmark, the MSCI All Country (AC) World ex USA Index (Net Dividends), during the same period.

International equities declined over the 12-month period ended October 31, 2020. Early in the reporting period, trade tensions between the U.S. and China drove global equity markets, with the U.S. implementing punitive tariffs as leverage in renegotiations. Thereafter, the 2019 calendar year ended on a positive note as both countries seemingly set aside their differences and worked towards a preliminary trade agreement.

The start of 2020, however, brought fresh woes in the form of the COVID-19 pandemic, which spread rapidly from China to nearly all parts of the globe. This led many countries to shut their borders and impose lockdowns in an effort to limit contagion. As business activity ground to a halt, governments and central banks worldwide used fiscal and monetary tools in a bid to support flagging economic growth in their countries. U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package, while the Federal Reserve cut its benchmark interest rate to near 0% and revamped its approach to managing inflation, signaling low interest rates for a protracted period. Across the Atlantic, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond purchase program to mid-2021.

As COVID-19 infection rates ebbed in the summer of 2020, governments worldwide eased social-distancing measures, eager to allow their economies some respite. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

The Fund outperformed its benchmark, the MSCI AC World ex USA Index (Net Dividends), for the reporting period.

At the stock level, the Fund’s holding Israel-based Nice Ltd boosted performance for the period. The enterprise software provider continued to benefit from accelerating digitalization as people increasingly worked from home to avoid the coronavirus. This is particularly true of its cloud-based CXone customer engagement platform, which serves small and medium enterprises. Meanwhile, Chinese e-commerce giant Alibaba Group Holding Ltd’s shares advanced over the period on strong sales volumes as more consumers switched to online shopping during lockdowns worldwide. Shares of Dutch health, nutrition and materials company Koninklijke DSM N.V. rose during the reporting period as the pandemic led to a surge in demand for vitamins and health supplements somewhat offset by weakness in its materials business.

Conversely, the Fund’s position in Australia’s Treasury Wine Estates detracted from performance for the reporting period. The wine-maker’s shares declined amid key management departures, rising competition in North America, and news that China launched anti-dumping investigations on wine imports from Australia. We believe that China’s actions could have a substantial impact on Treasury Wine Estates’ Chinese operations, which provide its largest margins; therefore, we exited the Fund’s holding in the company. UK-based cinema operator Cineworld Group plc’s business was hurt by lockdowns in the UK and the U.S. We exited the Fund’s position in the company given the uncertainty as to when social-distancing measures will be eased and when movie theaters will reopen. Shares of Norwegian seafood provider Mowi ASA moved lower over the reporting period due to tepid demand, with most of its markets under COVID-19-induced lockdowns through the period. Investor sentiment towards the seafood industry also deteriorated after China, a key market, suspended seafood imports from Europe as traces of the coronavirus were found on salmon from the region. However, we believe that salmon prices will recover in 2021 given the tighter supply worldwide.

Regarding portfolio activity, we initiated holdings in the following companies during the reporting period:

We established a new positon in Anglo-Swedish drug-maker AstraZeneca PLC, as we believe that its upcoming product launches and pipeline news could help boost profits. We initiated a holding in aerospace and defense company Airbus SE, which in our view had a stronger product portfolio than its U.S.-based competitor, Boeing Co. We subsequently exited the Fund’s position in the company as travel restrictions to halt the spread of the virus continued to hurt demand for air travel and new aircraft orders. We purchased shares of Alstom S.A., as we believe that the French rail transportation firm should see sustained order momentum as its products benefit from decarbonization trends and increased government spending on rail to support the economy. We like Australian commercial and industrial property company Goodman Group because we believe that it has a robust track record in developing and managing high-quality warehouse assets for which demand is supported by favorable structural tailwinds such as increased penetration of e-commerce. In our opinion, Ireland-based taste and nutrition company Kerry Group is well-placed to tap structural growth in integrated solutions and trends in healthy eating, clean labeling and health and wellness.

Additionally, we believe that France-based energy and digital solutions provider Schneider Electric SE is well-positioned to capitalize on accelerating trends in electrification, automation as well as robust demand for data centres, which support long-term organic growth and earnings. The company’s robust ESG practices are also a positive. In our view, Dutch semiconductor equipment manufacturer ASML Holding NV has a promising long-term outlook in developing next-generation chip-making tools. The company has a dominant position in the extreme ultraviolet lithography (EUV) process used in making semiconductors, which we believe should lead to solid earnings growth over the longer term. We believe that Dutch payment-processing services company Adyen NV will see increased demand due to higher use of digital payments amid the pandemic. Given its strong value proposition, we believe that Adyen is well-placed to grow market share with existing clients. In our opinion, Polish e-commerce platform provider Allegro.eu S.A. stands to benefit from the accelerating shift to online retail as more people

4  2020 Annual Report

Aberdeen Select International Equity Fund (Unaudited) (concluded)

shop from home amid COVID-19-related lockdowns. We believe that the company’s plans to broaden its product offering enhance its delivery services and build out its payments system should also help drive earnings going forward. We participated in Allegro’s initial public offering and plan to increase the Fund’s position in the company over time. Finally, we initiated a holding in Spanish wireless telecommunications operator Cellnex Telecom S.A, which has benefited from market consolidation as telecommunications companies sell assets to raise cash.

In addition to Treasury Wine Estates and Cineworld Group as previously noted, we exited holdings in the following companies during the reporting period:

We sold the Fund’s shares in Canada-based fast-food chain operator Restaurant Brands International Inc. as business at its outlets continued to be hampered by social-distancing measures across the globe. We exited the Fund’s positon in Italian energy and telecommunications cable maker Prysmian S.p.A. on our concerns that resurgent Covid-19 infections in Europe would delay a recovery in telecommunications-related infrastructure spending. We sold the Fund’s shares in Swedish mining equipment manufacturer Sandvik AB as its orders were pressured by the coronavirus-induced slump in the broader mining sector. We exited the Fund’s position in Sweden-based lock-maker Assa Abloy AB amid a delayed recovery in the construction sector due to the COVID-19 pandemic.

In light of the recent bouts of market volatility driven by pandemic fears, we have reassessed the Fund’s underlying holdings to consider the potential impact of the COVID-19 pandemic. We are talking to management teams and updating our strategy as the situation unfolds. Most of the companies with which we have met have experienced, or are expecting, an adverse impact on earnings and cash flows. Nevertheless, we take a long-term view. We believe that, in most cases, these are high-quality companies whose economic moats1 and structural drivers remain intact. In our view, they are also broadly supported by reasonable margins and solid balance sheets, with capable management teams at the helm. Furthermore, we believe that global equity valuations are generally at attractive levels, presenting opportunities to add to our preferred Fund holdings or initiate new positions. We believe that our diversification2 strategy has kept the Fund’s performance resilient thus far. Fund holdings whose businesses performed relatively well during the reporting period counterbalanced others in sectors in which the pandemic has had a more negative impact.

Certain macroeconomic indicators recently have implied that economic activity has returned to areas that were the first to be hit by the coronavirus, especially in China and parts of Asia. However, we refrain from concluding that everything is “back to normal.” We believe that some businesses will be disrupted for a long period, while others stand to benefit post-COVID-19. In such fluid times, we believe that strong bottom-up analysis and stock selection are even more crucial. In our view, we have the advantage of an effective proprietary research platform, and a well-resourced and experienced Fund management team that has navigated many past crises. We remain disciplined in putting capital to work to ensure the Fund’s largest weights are in those high-quality companies that in our view have the highest potential returns. We believe that this will continue to benefit the Fund’s performance.

Effective December 1, 2020, the Aberdeen Select International Equity Fund changed its name to Aberdeen International Sustainable Leaders Fund and changed some of its principal investment strategies. The Fund now seeks to achieve its investment objective of seeking long-term growth of capital by investing primarily in equity securities of foreign companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria. Performance covered in this Annual Report does not reflect these changes.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares pay a Rule 12b 1 fee of up to a 0.25% of net assets. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

1 A moat is a competitive advantage that one company has over other companies in the same industry.

2 Diversification does not ensure a profit or protect against a loss in a declining market

2020 Annual Report  5

Aberdeen Select International Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)*	1 Yr.	5 Yr.	10 Yr.
Class A	1.63%	5.74%	1.53%
Institutional Class	1.86%	6.01%	1.79%

*Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2008) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include December 2016, February 2017, July 2017, October 2017, February 2019, March 2019 and September 2019 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. For Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was -0.38%, 3.02%, and 0.22%, respectively, for the 1-year, 5-year, and 10-year periods ended October 31, 2020. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was -0.11%, 3.24%, and 0.45%, respectively, for the 1-year, 5-year, and 10-year periods ended October 31, 2020.There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. Please see Note 2(g) and the Fund’s prospectus dated February 28, 2020 for further information.

Performance of a $10,000 Investment (as of October 31, 2020)

$20,000
$15,000
$10,000
$5,000
$14,671
$14,012
$11,906
$11,645
10/10
10/11
10/12
10/13
10/14
10/15
10/16
10/17
10/18
10/19
10/20
Class A
MSCI All Country World ex-US Index (Net Dividends)
MSCI All Country World ex-US Index (Gross Dividends)
CPI

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund, Morgan Stanley Capital International (MSCI) All Country World ex-USA Index (ACWI

ex-USA) (net dividends), MSCI ACWI ex-USA (gross dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Effective February 28, 2020, the MSCI All Country World ex-USA Index (net dividends) replaced the MSCI All Country World ex-USA Index (gross dividends) as the Fund’s primary benchmark. The Adviser believes that the change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is calculated net of withholding taxes to which the Fund is generally subject. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Index (net dividends) and the MSCI ACWI ex-USA (gross dividends) capture large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 24 Emerging Markets (EM) countries). With 2,163 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

6  2020 Annual Report

Aberdeen Select International Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	106.3%
Preferred Stocks	0.8%
Liabilities in Excess of Other Assets	(7.1)%
100%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Consumer Discretionary	17.1%
Consumer Staples	14.4%
Industrials	12.8%
Health Care	12.4%
Financials	12.1%
Communication Services	11.2%
Utilities	8.4%
Real Estate	6.4%
Information Technology	6.1%
Materials	4.4%
Other	(5.3)%
100.0%

Top Holdings
Alibaba Group Holding Ltd., ADR	5.9%
Tencent Holdings Ltd.	4.4%
RWE AG	4.4%
Koninklijke DSM NV	4.4%
Enel SpA	4.0%
Genus PLC	4.0%
Nestle SA	3.9%
Vonovia SE	3.8%
NICE Ltd.	3.7%
Shenzhou International Group Holdings Ltd.	3.6%
Other	57.9%
100.0%

Top Countries
China	19.3%
France	13.3%
United Kingdom	10.4%
Netherlands	8.8%
Japan	8.8%
Germany	8.2%
Switzerland	6.5%
Italy	4.0%
Israel	3.7%
Australia	3.7%
Other	13.3%
100.0%

2020 Annual Report  7

Statement of Investments

October 31, 2020

Aberdeen Select International Equity Fund

See accompanying Notes to Financial Statements.

	Shares	Value
COMMON STOCKS (106.3%)
AUSTRALIA (3.7%)
Health Care (1.1%)
Cochlear Ltd.	8,599	$1,283,446
Real Estate (2.6%)
Goodman Group, REIT	244,600	3,165,896
		4,449,342
CANADA (2.0%)
Consumer Staples (2.0%)
Alimentation Couche-Tard, Inc., Class B	79,700	2,454,471
CHINA (19.3%)
Communication Services (4.4%)
Tencent Holdings Ltd.	69,800	5,333,111
Consumer Discretionary (12.4%)
Alibaba Group Holding Ltd., ADR(a)	23,584	7,185,809
Li Ning Co. Ltd.	653,000	3,403,396
Shenzhou International Group Holdings Ltd.	249,500	4,341,142
		14,930,347
Financials (2.5%)
Ping An Insurance Group Co. of China Ltd., H Shares	292,500	3,024,355
		23,287,813
DENMARK (2.7%)
Health Care (2.7%)
Novo Nordisk AS, Class B	51,372	3,275,768
FRANCE (13.3%)
Communication Services (5.2%)
Ubisoft Entertainment SA(a)	38,855	3,432,193
Vivendi SA	99,734	2,878,673
		6,310,866
Energy (1.8%)
TOTAL SE	73,402	2,223,839
Financials (1.4%)
AXA SA	105,165	1,688,876
Industrials (4.9%)
Alstom SA(a)	39,200	1,751,433
Schneider Electric SE	17,800	2,162,814
Vinci SA	24,500	1,935,134
		5,849,381
		16,072,962
GERMANY (8.2%)
Real Estate (3.8%)
Vonovia SE	71,800	4,585,398
Utilities (4.4%)
RWE AG	143,200	5,299,510
		9,884,908
HONG KONG (2.8%)
Financials (2.8%)
AIA Group Ltd.	359,200	3,418,569

	Shares	Value
ISRAEL (3.7%)
Information Technology (3.7%)
NICE Ltd.(a)	19,737	$4,488,767
ITALY (4.0%)
Utilities (4.0%)
Enel SpA	603,400	4,797,333
JAPAN (8.8%)
Consumer Discretionary (3.1%)
Sony Corp.	45,100	3,759,826
Consumer Staples (1.6%)
Welcia Holdings Co. Ltd.	48,700	1,907,159
Health Care (2.1%)
Asahi Intecc Co. Ltd.	82,100	2,544,129
Industrials (2.0%)
Nihon M&A Center, Inc.	40,600	2,384,094
		10,595,208
LATVIA (0.0%)
Financials (0.0%)
AS Parex Banka(a)(b)(c)(d)	1,424,182	2
MACAU (1.3%)
Consumer Discretionary (1.3%)
Sands China Ltd.	430,400	1,510,532
NETHERLANDS (8.8%)
Financials (2.0%)
ASR Nederland NV	80,476	2,442,083
Information Technology (2.4%)
Adyen NV(a)(e)	1,050	1,764,780
ASML Holding NV	3,300	1,193,950
		2,958,730
Materials (4.4%)
Koninklijke DSM NV	32,965	5,272,009
		10,672,822
NORWAY (2.5%)
Consumer Staples (2.5%)
Mowi ASA	187,245	2,958,088
POLAND (3.1%)
Consumer Discretionary (0.3%)
Allegro.eu SA(a)(e)	16,417	333,640
Consumer Staples (2.8%)
Dino Polska SA(a)(e)	62,737	3,449,244
		3,782,884
REPUBLIC OF IRELAND (3.6%)
Consumer Staples (1.6%)
Kerry Group PLC	16,500	1,975,081
Industrials (2.0%)
Ryanair Holdings PLC, ADR(a)	29,700	2,393,820
		4,368,901
SPAIN (1.6%)
Communication Services (1.6%)
Cellnex Telecom SA(e)	30,300	1,944,986

8  2020 Annual Report

Statement of Investments (concluded)

October 31, 2020

Aberdeen Select International Equity Fund

See accompanying Notes to Financial Statements.

	Shares	Value
COMMON STOCKS (continued)
SWITZERLAND (6.5%)
Consumer Staples (3.9%)
Nestle SA	42,310	$4,758,939
Financials (2.6%)
Zurich Insurance Group AG	9,471	3,145,751
		7,904,690
UNITED KINGDOM (10.4%)
Health Care (6.5%)
AstraZeneca PLC	30,400	3,052,326
Genus PLC	90,205	4,793,917
		7,846,243
Industrials (3.9%)
BAE Systems PLC	550,861	2,831,641
RELX PLC	95,476	1,888,944
		4,720,585
		12,566,828
Total Common Stocks		128,434,874
PREFERRED STOCKS (0.8%)
BRAZIL (0.8%)
Financials (0.8%)
Banco Bradesco SA, Preferred Shares	261,400	918,416
Total Preferred Stocks		918,416
Total Investments (Cost $118,852,094) (f)—107.1%		129,353,290
Liabilities in Excess of Other Assets—(7.1)%		(8,526,070)
Net Assets—100.0%		$120,827,220

(a)Non-income producing security.

(b)Illiquid security.

(c)The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2020.

(d)Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(e)Denotes a security issued under Regulation S or Rule 144A.

(f)See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADRAmerican Depositary Receipt

PLCPublic Limited Company

REITReal Estate Investment Trust

2020 Annual Report  9

Aberdeen Global Equity Impact Fund (Unaudited)

November 1, 2019 to October 31, 2020

The Aberdeen Global Equity Impact Fund (Institutional Class shares net of fees) returned 16.30% for the 12-month period ending October 31, 2020, versus 4.89% for its benchmark, the MSCI All Country (AC) World Index (Net Dividends), during the same period.

Global equities posted modest gains amid significant market volatility over the 12-month period ended October 31, 2020. Early in the reporting period, trade tensions between the U.S. and China drove global equity markets, with the U.S. implementing punitive tariffs as leverage in renegotiations. Thereafter, the 2019 calendar year ended on a positive note as both countries seemingly set aside their differences and worked towards a preliminary trade agreement.

The start of 2020, however, brought fresh woes in the form of the COVID-19 pandemic, which spread rapidly from China to nearly all parts of the globe. This led many countries to shut their borders and impose lockdowns in an effort to limit contagion. As business activity ground to a halt, governments and central banks worldwide used fiscal and monetary tools in a bid to support flagging economic growth in their countries. U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package, while the Federal Reserve cut its benchmark interest rate to near 0% and revamped its approach to managing inflation, signaling low interest rates for a protracted period. Across the Atlantic, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond purchase program to mid-2021.

As COVID-19 infection rates ebbed in the summer of 2020, governments worldwide eased social-distancing measures, eager to allow their economies some respite. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

The Fund’s outperformance versus its benchmark, the MSCI AC World Index (Net Dividends), for the reporting period was due mainly to positive stock selection in the Asia-Pacific region and in Europe, with an overweight allocation to Denmark proving helpful.

At the stock level, holding in mainland China-based WuXi Biologics (Cayman) Inc. boosted the Fund’s relative performance. The pharmaceutical company reported strong earnings over the reporting period on robust demand for the development and manufacturing of potential COVID-19 treatments for clients. Outside of its COVID-19 treatments, we like the company’s position within the biologic drug discovery and manufacturing supply chain, which is the driver behind the company’s positive impact. Shares of South Korean battery maker Samsung SDI Co., Ltd. moved higher over the reporting period due to growing demand for electric vehicles. Road vehicle emissions comprise over 10% of global greenhouse gas emissions; therefore, decarbonization of transportation is a key part of achieving climate goals. Denmark-based Vestas Wind Systems A/S continued to benefit from the shift in energy trends towards renewables, including onshore and offshore wind farms in the U.S. and Europe. Vestas Wind Systems, which is the world’s largest wind turbine manufacturer, agreed to acquire the remaining 50% stake in its offshore joint venture with Mitsubishi Heavy Industries (which the Fund did not hold as of the end of the reporting period) for US$830 million, in line with its goal to become the industry leader by 2025.

Conversely, the Fund’s holding in Banco Bradesco S.A. hampered performance for the reporting period. The Brazilian lender’s shares declined over the period amid political turmoil and the effects of the COVID-19 pandemic in the country. We do not believe that the company is facing any capital or competitive issues and, therefore, maintain the Fund’s holding in the company. We believe that Banco Bradesco’s access to finance strategy makes it stand out relative to its peers. The absence of positions in internet commerce giant Amazon.com Inc. and technology company Apple Inc. also weighed on the Fund’s performance relative to its benchmark. We use the United Nation’s Sustainable Development Goals (SDGs) to define positive impact and, while we believe that Amazon.com and Apple are great businesses, we do not see their products and services aligning to the UN’s SDGs; therefore, the Fund does not hold these companies.

During the reporting period, we continued to take advantage of market volatility and initiated a holding in Hannon Armstrong Sustainable Infrastructure Capital, Inc. We like the U.S.-based sustainable infrastructure investment company as we e believe that it stands to benefit from a rising number of climate change-related projects amid a growing number of greenhouse gas reduction targets from governments and enterprises.

Other notable initiated positions included Israeli garment printing solutions provider Kornit Digital Ltd., which serves the textile industry. The printing technology by the U.S. exchange--listed firm reduces water and chemical use, and is being rapidly adopted by large textile manufacturers. Kornit Digital’s services have the potential to significantly improve water use and efficiency in an industry with a poor track record, aligning with our water and sanitation investment pillar.

We believe that investors have not fully appreciated Anglo-Swedish drug-maker AstraZeneca plc’s multiple product launches and positive product pipeline news. We feel that the company’s focus on key priority health conditions that are highlighted by the World Health Organization and United Nations, as well as robust pricing policy and access-to-medicine initiatives, fit well within our health and Social Care investment pillars.

Tetra Tech Inc. is the leading water services firm in the U.S. and offers resource management services to a broad range of industries, directly benefiting water-stressed regions, including Florida, Texas and California. The focus on water efficiency and reduction of waste aligns with the Fund’s water and sanitation investment pillar. In our view, Tetra Tech has been successful in moving towards higher-end services and focusing on higher-growth opportunities.

10  2020 Annual Report

Aberdeen Global Equity Impact Fund (Unaudited) (concluded)

Finally, we established a new position in Ireland-based building materials supplier Kingspan Group plc, as we believe that demand for better thermal efficiency in the construction sector will support an attractive growth outlook. We believe that this is well aligned with the Fund’s sustainable real estate and infrastructure investment pillar.

Conversely, we exited the Fund’s positions in Australian waste disposal firm Cleanaway Waste Management Ltd., French healthcare facilities operator Orpea S.A., U.S.-based healthcare services provider HMS Holdings Corp, Australian pooling solutions company Brambles, Dutch food retail group Ahold Delhaize, UK-based investment firm Georgia Capital, UK-based heathcare operator Georgia Healthcare Group, Dutch microfinance company ASA International, UK-based packaging firm DS Smith, U.S.-based industrial equipment maker Ingersoll Rand, and U.S. utilities operator American Water Works.

The world remains in a state of uncertainty as the approaching winter in the Northern Hemisphere coincides with fresh waves of COVID-19 infections in Europe and the U.S. Many governments globally have reimposed social-distancing measures to contain the virus, delaying prospects for a full economic recovery from the pandemic, in our view. To compound the matter, we think that relations between the U.S. and China will continue to deteriorate, with the trajectory unlikely to be altered much by the recent U.S. elections. On a more positive note, we believe that the continued infusion of massive monetary and fiscal stimuli to economies worldwide should continue to support equity prices.

The Fund seeks to deliver positive returns and to invest in companies that offer products and services with a positive environmental or social impact. We use the United Nation’s Sustainable Development Goals as guiding principles. Specifically, we identify companies which, in our view, provide products and services that deliver measurable output in making a positive impact, as well as those we believe have a clear intention to solve a global issue and are spending money to make an impact in the future. Despite all of the uncertainty in the world, we believe that focusing on companies which are attempting to solve the world’s biggest problems is the way to generate positive long-term returns for investors.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares pay a Rule 12b 1 fee of up to a 0.25% of net assets. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

In implementing the Fund’s ESG (Environmental, Social and Governance) impact investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund may underperform other funds that do not implement an ESG impact strategy.

The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report  11

Aberdeen Global Equity Impact Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)*	1 Yr.	5 Yr.	10 Yr.
Class A	15.93%	7.56%	3.01%
Institutional Class	16.30%	8.26%	3.28%

*Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2009) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include February 2017, October 2017, August 2018, February 2019 and September 2019 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. For Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 15.82%, 6.66%, and 2.39%, respectively, for the 1-year, 5-year, and 10-year periods ended October 31, 2020. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 16.12%, 6.95%, and 2.66%, respectively, for the 1-year, 5-year, and 10-year periods ended October 31, 2020.There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. Please see the Fund’s prospectus dated February 28, 2020 for further information.

Performance of a $10,000 Investment (as of October 31, 2020)

$25,000
$20,000
$15,000
$10,000
$5,000
10/10
10/11
10/12
10/13
10/14
10/15
10/16
10/17
10/18
10/19
10/20
$22,561
$21,387
$13,448
$11,906
Class A
MSCI All Country World Index (Net Dividends)
MSCI All Country World Index (Gross Dividends)
CPI

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Impact Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (net dividends), MSCI ACWI (gross dividends) and the Consumer Price

Index (CPI) over a 10-year period ended October 31, 2020. Effective February 28, 2020, the MSCI All Country World Index (ACWI) (net dividends) replaced the MSCI All Country World Index (ACWI) (gross dividends) as the Fund’s primary benchmark. The Adviser believes that the change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is calculated net of withholding taxes to which the Fund is generally subject. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI is an unmanaged index considered representative of developed and emerging market stock markets.

MSCI ACWI captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,774 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

12  2020 Annual Report

Aberdeen Global Equity Impact Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	102.4%
Short-Term Investment	2.0%
Liabilities in Excess of Other Assets	(4.4)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries.

Top Sectors
Industrials	26.1%	*
Information Technology	17.7%
Health Care	17.0%
Real Estate	10.2%
Financials	9.9%
Materials	6.7%
Utilities	6.1%
Communication Services	5.4%
Consumer Discretionary	3.3%
Other	(2.4)%
	100.0%

*The sectors, as classified by GICS, are comprised of several industries. As of October 31, 2020, the Fund did not have more than 25% of its assets invested in any industry. As of October 31, 2020, the Fund’s holdings in the Industrials sector were allocated to seven industries: Electrical Components & Equipment (5.7%), Energy-Alternate Sources (5.4%), Miscellaneous Manufacturing (5.2%), Environmental Control (3.7%), Building Materials (2.4%), Computers & Peripherals (2.2%) and Commercial Services & Supplies (1.5%).

Top Holdings*
Wuxi Biologics Cayman, Inc.	4.3%
Tetra Tech, Inc.	3.7%
Prologis, Inc., REIT	3.5%
UnitedHealth Group, Inc.	3.5%
salesforce.com, Inc.	3.4%
Vestas Wind Systems AS	3.3%
Safaricom PLC	3.3%
Samsung SDI Co. Ltd.	3.2%
Equinix, Inc., REIT	3.2%
NextEra Energy, Inc.	3.1%
Other	65.5%
100.0%

*For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	39.2%
United Kingdom	10.1%
Denmark	8.3%
France	6.8%
China	6.3%
Netherlands	4.4%
Germany	3.8%
Kenya	3.3%
South Korea	3.2%
Taiwan	3.0%
Other	11.6%
100.0%

2020 Annual Report  13

Statement of Investments

October 31, 2020

Aberdeen Global Equity Impact Fund

See accompanying Notes to Financial Statements.

	Shares	Value
COMMON STOCKS (102.4%)
AUSTRALIA (2.1%)
Real Estate (2.1%)
Goodman Group, REIT	95,000	$1,229,600
BELGIUM (2.5%)
Materials (2.5%)
Umicore SA	39,600	1,526,632
BRAZIL (1.3%)
Consumer Discretionary (0.4%)
YDUQS Participacoes SA	63,700	254,447
Financials (0.9%)
Banco Bradesco SA	166,408	526,953
		781,400
CHINA (6.3%)
Financials (2.0%)
Ping An Insurance Group Co. of China Ltd., H Shares	118,000	1,220,082
Health Care (4.3%)
Wuxi Biologics Cayman, Inc.(a)(b)	92,000	2,583,701
		3,803,783
DENMARK (8.3%)
Health Care (2.0%)
Novo Nordisk AS, Class B	19,200	1,224,300
Industrials (3.3%)
Vestas Wind Systems AS	11,500	1,972,986
Utilities (3.0%)
Orsted AS(a)	11,200	1,777,597
		4,974,883
FRANCE (6.8%)
Financials (1.3%)
AXA SA	47,700	766,028
Industrials (5.5%)
Alstom SA(b)	37,000	1,653,138
Schneider Electric SE	13,700	1,664,638
		3,317,776
		4,083,804
GERMANY (3.8%)
Information Technology (2.2%)
Infineon Technologies AG	47,900	1,333,592
Materials (1.6%)
Covestro AG(a)	20,400	973,610
		2,307,202
HONG KONG (2.3%)
Financials (2.3%)
AIA Group Ltd.	144,400	1,374,280
INDONESIA (1.1%)
Financials (1.1%)
Bank Rakyat Indonesia Persero Tbk PT	2,920,200	661,051

	Shares	Value
ISRAEL (2.2%)
Industrials (2.2%)
Kornit Digital Ltd.(b)	19,400	$1,306,008
KENYA (3.3%)
Communication Services (3.3%)
Safaricom PLC	6,864,100	1,958,691
NETHERLANDS (4.4%)
Information Technology (1.8%)
ASML Holding NV	2,900	1,049,228
Materials (2.6%)
Koninklijke DSM NV	9,749	1,559,133
		2,608,361
NORWAY (2.1%)
Communication Services (2.1%)
Telenor ASA	83,200	1,285,630
REPUBLIC OF IRELAND (2.4%)
Industrials (2.4%)
Kingspan Group PLC(b)	16,300	1,420,937
SOUTH KOREA (3.2%)
Information Technology (3.2%)
Samsung SDI Co. Ltd.	4,900	1,930,288
TAIWAN (3.0%)
Industrials (3.0%)
Voltronic Power Technology Corp.	52,610	1,804,585
UNITED KINGDOM (10.1%)
Consumer Discretionary (1.2%)
Countryside Properties PLC(a)	160,600	701,442
Health Care (5.3%)
AstraZeneca PLC	13,500	1,355,474
Clinigen Group PLC	126,700	988,484
GlaxoSmithKline PLC	50,500	843,273
		3,187,231
Industrials (3.6%)
John Laing Group PLC(a)	340,800	1,243,733
RELX PLC	47,300	935,968
		2,179,701
		6,068,374
UNITED STATES (37.2%)
Consumer Discretionary (1.7%)
Chegg, Inc.(b)	13,400	984,096
Financials (2.3%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	32,900	1,376,865
Health Care (5.4%)
Merck & Co., Inc.	15,300	1,150,713
UnitedHealth Group, Inc.	6,900	2,105,466
		3,256,179
Industrials (6.1%)
Tetra Tech, Inc.	21,900	2,209,929
Trane Technologies PLC	11,000	1,460,250
		3,670,179

14  2020 Annual Report

Statement of Investments (concluded)

October 31, 2020

Aberdeen Global Equity Impact Fund

See accompanying Notes to Financial Statements.

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Information Technology (10.5%)
Accenture PLC, Class A	6,200	$1,344,842
Autodesk, Inc.(b)	5,500	1,295,470
Mastercard, Inc., Class A	5,600	1,616,384
salesforce.com, Inc.(b)	8,800	2,043,976
		6,300,672
Real Estate (8.1%)
American Tower Corp., REIT	3,700	849,705
Equinix, Inc., REIT	2,600	1,901,224
Prologis, Inc., REIT	21,300	2,112,960
		4,863,889
Utilities (3.1%)
NextEra Energy, Inc.	25,600	1,874,176
		22,326,056
Total Common Stocks		61,451,565
SHORT-TERM INVESTMENT—2.0%
UNITED STATES (2.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(c)	1,207,639	1,207,639
Total Short-Term Investment		1,207,639
Total Investments (Cost $53,078,039) (d)—104.4%		62,659,204
Liabilities in Excess of Other Assets—(4.4)%		(2,639,847)
Net Assets—100.0%		$60,019,357

(a)Denotes a security issued under Regulation S or Rule 144A.

(b)Non-income producing security.

(c)Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.

(d)See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLCPublic Limited Company

REITReal Estate Investment Trust

2020 Annual Report  15

Aberdeen Total Return Bond Fund (Unaudited)

November 1, 2019 to October 31, 2020

Aberdeen Total Return Bond Fund (Institutional Class shares net of fees) returned 8.51% for the 12-month period ended October 31, 2020, versus the 6.19% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the same period.

Financial markets worldwide experienced historical bouts of volatility during the reporting period as liquidity and investors’ preference for lower-quality credits was put to a severe test. In our view, it was an environment in which the Fund’s macroeconomic fundamental-driven sector and country rotation style is designed to work well.

Over the first three months of the reporting period, investor sentiment was bolstered by generally positive economic data reports and news of a “phase one” agreement in the U.S.-China trade dispute. Credit spreads, particularly those of corporate bonds, approached near decade-high tight levels in mid-February 2020. We sought to take advantage of investors’ exuberance and trimmed the Fund’s exposure to credits, particularly corporate bonds, which we had been viewing with caution due to their deteriorating fundamentals in a late economic cycle. We also exited all of the Fund’s positions in emerging-market (EM) debt and currency by the beginning of February 2020, as we believed that China’s COVID-19-related lockdown would seriously dampen economic growth in EMs.

In late February and March 2020, the spread of the COVID-19 pandemic beyond Asia forced many countries from Europe to the U.S. to essentially shut down. The collapse of business activities, consumer spending and commodity prices hit the corporate market especially hard as investors’ fear that the heavily indebted sector would face a rating downgrade and bankruptcy wave intensified. Record breaking declines in economic data around the globe, particularly a flood of 30 million initial unemployment claims in the U.S. over a six-week span, shed light on the unprecedented shock to the global economy. The daunting prospect of a COVID-19-induced deep recession ignited a financial crisis which, to some extent, was more sudden and severe than that during the global financial crisis of the late 2000s.

Global policymakers responded with unparalleled speed and magnitude to mitigate the economic and financial fallout. The U.S. Federal Reserve’s (Fed) led the way in aggressively cut the federal funds rate to near 0% by March and reintroduced several emergency liquidity programs. When liquidity dried up in late March 2020, the Fed began to expand its balance sheet by purchasing fixed-income securities. More importantly, the central bank not only planned to purchase “unlimited” quantity of government-related instruments, but also included investment-grade1 corporate bonds for the first time, as well as select “fallen angels”2 and high- yield exchange-traded funds (ETFs). Fiscal policy responses globally also were extraordinary during the reporting period. The three fiscal stimulus packages in the U.S., particularly the Coronavirus Aid, Relief, and Economic Security (CARES) Act passed in late March, stood out in its massive size of nearly $4 trillion. The legislation not only provided substantially increased unemployment benefits, loans and grants to small businesses, but also included direct funding for healthcare and state and local governments.

Consequently, financial markets quickly gained liquidity and returned to near-normal functioning in April 2020, and through the second quarter, with credit spreads narrowing sharply. Upon the announcement of the Fed’s credit quantitative easing (QE) and fiscal stimulus in March 2020, we moved the Fund from a substantial underweight allocation to a significant overweight in corporate sector relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which benefited Fund performance. After corporate bond valuations expanded, we rotated the Fund’s risk budget3 into sectors that had lagged the corporate market, including non-government-guaranteed mortgage-backed securities (MBS), CMBS and taxable municipal bonds.

U.S. GDP expanded by 33.1% in the third quarter of 2020, after having plunged 31.4% in the second quarter of 2020.4 Consumer spending, private inventory investment and exports led the recovery. Our sector rotation activities bore the fruit of the faster than expected recovery, with securitized products reaping large benefits. In September, the Fed used forward guidance5 to signal that it would make hold its policy rate steady until the end of 2023, and also introduced an “average inflation targeting” framework to keep policy extra easy to let inflation rise above target to compensate for previous short falls. Fed’s commitments cushioned the financial market towards the end of the fund’s fiscal year when the phase 4 fiscal stimulus failed to materialize amid the uncertainties of Presidential election and flare-ups of Covid infection.

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended October 31, 2020, Fund performance benefited from all our alpha6-generation in security selection, asset allocation, yield-curve positioning, as well as opportunistic investments in foreign currency and bonds. Beside the good results from sector rotation, Security selection in the corporate and CMBS sectors was very strong over the reporting period, augmented by contributions from MBS, taxable municipals and asset-backed securities (ABS). The Fund’s investments in foreign government bonds had a modestly positive impact on performance for the reporting period.

1 Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

2 “Fallen angels” are bonds that were initially assigned an investment-grade rating but have since been reduced to below-investment-grade status.

3 Risk budgeting is a type of portfolio allocation in which the risk of the portfolio is distributed among various asset classes with the objective of maximizing total returns while seeking to minimize the total portfolio risk .

4 Source: U.S. Department of Commerce, October 2020

5 Forward guidance is a tool that central banks use to provide communication to the public about the likely future course of monetary policy.

6 Alpha is a measure of performance that takes the volatility of a mutual fund and compares its risk-adjusted performance to a benchmark index.

16  2020 Annual Report

Aberdeen Total Return Bond Fund (Unaudited) (continued)

We employed derivatives over the reporting period, including U.S. Treasury futures, in an effort to manage the Fund’s overall yield-curve and interest-rate exposure, and protect the Fund from sharply rising yields. We employed foreign exchange forwards7 in a bid to gain exposure to foreign markets efficiently and to hedge currency risks from sovereign bond holdings. Our use of currency forwards8 bolstered the Fund’s positions in global investments as the U.S. dollar performed well over the reporting period. The derivatives positions contributed approximately 1.00% to the Fund’s absolute return for the reporting period.

In our view, the U.S economic recovery will continue at a slower and uneven pace. We believe that the speed and extent of the recovery will be dependent upon path of COVID-19 infections, timing and size of another U.S. government fiscal stimulus package, development and deployment of vaccine and therapeutics, as well as consumer and business behavior. Whether consumers and businesses have enough savings and liquidity before the wide availability of vaccine is pivotal, in our opinion. It is likely that substantial federal government support will be needed.

In our view, the outcome of the U.S. election in early November 2020, with the Democratic Party winning the presidency (Joe Biden) and maintaining control of the U.S House of Representatives, along with a continued Republican Party majority in the Senate, likely will result in some changes to regulatory and foreign policies, though not changes in tax laws that might have been enacted if the Democrats had achieved a “blue wave” — that is, securing the presidency and both houses of Congress. We believe that the consensus expectations of another large fiscal package may lead to disappointment due to the politically divided government.

We believe that financial markets globally will be supported well by central banks’ vast monetary accommodation and firm commitment to keeping interest rates low for a very long period. We anticipate that there will be expanded quantitative easing from central banks if financial conditions tighten visibly or quickly. Combined with strong domestic and foreign demand and the constraints from heavy indebtedness, we believe that any increase in interest rates and credit spreads likely will be limited.

The Fund remains overweight to risk sectors relative to the benchmark Bloomberg Barclays U.S. Aggregate Bond Index, although we reduced the allocation during the reporting period. We are focusing on diversified9 risk-taking as bond valuations become elevated. In the corporate credit sector, we intend to “ride the liquidity wave” pushed by the Fed, but we will increase or reduce the Fund’s beta10 exposure depending on spread levels. Given their favorable relative value compared to corporate bonds, the Fund holds taxable municipal bonds issued by entities that have been deemed as essential to the health and function of the economy. Within areas lacking Fed support, such as non-government-backed MBS and CMBS, we seek bonds that in our view have priced in a large risk premium and contain ample collateralization. We favor residential housing-related credits as we believe that they have strong fundamental dynamics, as refinancing activity has further bolstered homeowners’ financial situations.

We believe that larger fiscal stimulus, an early arrival of a COVID-19 vaccine, and geopolitical dynamics can challenge our current expectation of range-bound interest rates in our base case. We also believe that the Fund is well suited to hedge risks from higher U.S. interest rates because of our ability to access our global opportunity set. In our view, the threat of higher interest rates, either an unexpected rise in inflation or a liquidity event spurred by record -setting government bond issuance, stands out as the most likely threat to the performance of the fixed-income market. We are able to diversify11 the Fund away from U.S. rates to countries at different points in the economic and Covid recovery cycle, and express themes through means other than simply corporate subsector rotation. These diversifiers often come with much higher yields than are on offer in the core. As of the end of the reporting period on October 31, 2020, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index12 yielded 5.16%. While local-currency EM debt has underperformed in recent years, we believe that the outlook for the asset class may be more constructive in 2021. The greatest headwind that foreign-currency bonds faced in 2020 was the long-term strength of the U.S. dollar spurred by relatively higher yields to its developed market peers, as well as decelerating growth rates in several large emerging markets. We believe that the prospects for U.S.-dollar strength look much less robust going forward, as U.S. economic growth and the asset-return advantages narrow versus those of other markets, while the U.S. government faces yawning fiscal and current-account deficits. In our opinion, the administration of President-elect Biden will have a positive impact on the performance of EM debt, as U.S. trade policy exhibits more stability. We believe that any upside surprise in fiscal expansion through debt financing would put further downward pressure on the U.S. dollar. In the liquidity-centric world, we will monitor market positioning and capital flows, as well as fiscal and monetary policy shifts when investing in anticipation of a declining U.S. dollar.

7 A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

8 A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

9 Diversification does not ensure a profit or protect against loss in a declining market.

10 Beta measures the sensitivity of a fund in regards to the movement of its benchmark. A beta over 1.0 means that the investment has been more volatile than the benchmark, while a beta of less than 1.0 represents less volatility.

11 Diversification does not ensure a profit or protect against a loss in a declining market.

12 The J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index a comprehensive global local emerging markets index comprising liquid, fixed‐rate, domestic-currency government bonds.

2020 Annual Report  17

Aberdeen Total Return Bond Fund (Unaudited) (concluded)

Portfolio Management:

North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares pay a Rule 12b 1 fee of up to a 0.25% of net assets. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware which include those associated with fixed income securities, as well as increased susceptibility to adverse economic developments.

The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. Derivatives are speculative and may hurt the Fund’s performance.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

18  2020 Annual Report

Aberdeen Total Return Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)	1 Yr.	5 Yr.	10 Yr.
Class A	8.23%	4.48%	3.74%
Institutional Class	8.51%	4.76%	4.01%

Performance of a $10,000 Investment (as of October 31, 2020)

$20,000
$15,000
$10,000
$5,000
$14,430
$14,177
$11,906
10/10
10/11
10/12
10/13
10/14
10/15
10/16
10/17
10/18
10/19
10/20
Class A
Barclays US Aggregate Bond Index
CPI

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Total Return Bond Fund, Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index (the “U.S. Aggregate”) is a broad-based flagship benchmark that measures the investment grade, U.S. Dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate eligible securities also contribute to the multi-currency Bloomberg Barclays Global Aggregate Bond Index and the Bloomberg Barclays U.S. Universal Index, which includes high yield and emerging markets debt.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

2020 Annual Report  19

Aberdeen Total Return Bond Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Corporate Bonds	26.5%
U.S. Treasuries	20.7%
U.S. Agencies	18.2%
Commercial Mortgage-Backed Securities	12.5%
Asset-Backed Securities	9.7%
Municipal Bonds	5.0%
Non-Agency Mortgage-Backed Securities	4.1%
Government Bonds	3.9%
Agency Mortgage-Backed Securities	0.8%
Short-Term Investment	4.6%
Liabilities in Excess of Other Assets	(6.0)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2020, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	6.4%
Electric Utilities	3.7%
Diversified Telecommunication Services	2.3%
Insurance	1.7%
Aerospace & Defense	1.4%
Oil, Gas & Consumable Fuels	1.3%
Semiconductors	1.2%
Auto Manufacturers	1.2%
Chemicals	0.8%
Pharmaceutical	0.8%
Other	79.2%
100.0%

Top Holdings*
U.S. Treasury Note 09/30/2022	8.8%
U.S. Treasury Note 09/30/2025	4.6%
U.S. Treasury Note 10/15/2023	3.5%
Canada Housing Trust No 1 09/15/2023	2.9%
Federal National Mortgage Association, MBS, TBA 11/01/2050	2.4%
U.S. Treasury Bond 08/15/2050	1.9%
Los Angeles Unified School District General Obligation Unlimited Bonds 07/01/2034	1.6%
Government National Mortgage Association 06/20/2050	1.5%
Verizon Communications, Inc. 08/10/2033	1.3%
Federal National Mortgage Association 12/01/2046	1.3%
Southern California Edison Co., Series E 08/01/2025	1.2%
Citigroup, Inc., (fixed rate to 04/08/2025, variable rate thereafter) 04/08/2026	1.2%
Other	67.8%
100.0%

*For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	96.2%
Canada	3.6%
United Kingdom	2.4%
Italy	1.0%
New Zealand	1.0%
Spain	0.7%
Japan	0.6%
Netherlands	0.5%
Other	(6.0)%
100.0%

20  2020 Annual Report

Statement of Investments

October 31, 2020

Aberdeen Total Return Bond Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (9.7%)
UNITED STATES (9.7%)
American Express Credit Account Master Trust, Series 2018-5, Class A, ABS (USD), 1M USD LIBOR + 0.340%, 0.49%, 12/15/2025 (a)	$880,000	$881,320
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class A3, ABS (USD), 3.15%, 03/20/2023	621,277	628,686
CNH Equipment Trust, Series 2017-A, Class A3, (USD), 2.07%, 05/16/2022	139,909	140,191
Daimler Trucks Retail Trust, Series 2018-1, Class A4, ABS (USD), 3.03%, 11/15/2024 (b)	727,554	730,131
Discover Card Execution Note Trust, Series 2017-A7, Class A7, ABS (USD), 1M USD LIBOR + 0.360%, 0.51%, 04/15/2025 (a)	880,000	881,931
FirstKey Homes 2020-SFR2 Trust, Series 2020-SFR2, Class A, ABS, (USD), 1.27%, 10/19/2037 (b)	554,000	550,020
Ford Credit Auto Lease Trust, Series 2019-B, Class A3, ABS (USD), 2.22%, 10/15/2022	956,000	968,112
Ford Credit Floorplan Master Owner Trust A
Series 2018-3, Class A1, ABS (USD), 3.52%, 10/15/2023	537,000	552,812
Series 2019-3, Class A1, ABS (USD), 2.23%, 09/15/2024	1,090,000	1,124,807
GM Financial Automobile Leasing Trust
Series 2018-3, Class C, ABS (USD), 3.70%, 07/20/2022	853,000	860,694
Series 2020-2, Class A4, ABS (USD), 1.01%, 07/22/2024	493,000	499,055
Honda Auto Receivables 2020-3 Owner Trust, Series 2020-3, Class A3, ABS (USD), 0.37%, 10/18/2024	940,000	940,357
John Deere Owner Trust, Series 2017-B, Class A3, (USD), 1.82%, 10/15/2021	1,765	1,766
Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A3, ABS (USD), 2.00%, 10/17/2022	1,104,000	1,119,974
Nissan Auto Lease Trust, Series 2019-B, Class A2A, ABS (USD), 2.27%, 10/15/2021	216,558	217,091
Nissan Auto Lease Trust 2020-B, Series 2020-B, Class A3, ABS (USD), 0.43%, 10/16/2023	957,000	957,230
SLM Student Loan Trust
Series 2011-2, Class A1, (USD), 1M USD LIBOR + 0.600%, 0.75%, 11/25/2027 (a)	182,851	182,678
Series 2012-3, Class A, ABS, (USD), 1M USD LIBOR + 0.650%, 0.80%, 12/27/2038 (a)	810,437	802,585

	Shares or Principal Amount	Value (US$)
Series 2013-2, Class A, (USD), 1M USD LIBOR + 0.450%, 0.60%, 06/25/2043 (a)	$913,634	$889,546
Tesla Auto Lease Trust
(USD), 2.33%, 02/20/2024 (b)	928,000	946,308
Series 2019-A, Class A2, ABS (USD), 2.13%, 04/20/2022 (b)	670,509	677,664
Series 2019-A, Class D, ABS (USD), 3.37%, 01/20/2023 (b)	637,000	658,908
Towd Point Mortgage Trust
Series 2019-3, Class M2, ABS (USD), 4.25%, 02/25/2059 (a)(b)	754,557	812,415
Series 2019-4, Class A1, ABS (USD), 2.90%, 10/25/2059 (a)(b)	692,424	733,900
Towd Point Mortgage Trust 2020-4, Series 2020-4, Class A2, ABS, (USD), 2.50%, 10/25/2060 (b)	1,693,770	1,737,736
Verizon Owner Trust 2020-C, Series 2020-C, Class A, ABS (USD), 0.41%, 04/21/2025	1,108,000	1,107,596
		19,603,513
Total Asset-Backed Securities		19,603,513
COMMERCIAL MORTGAGE-BACKED SECURITIES (12.5%)
UNITED STATES (12.5%)
BANK
Series 2018-BN11, Class C (USD), 4.38%, 03/15/2061 (a)	460,000	447,593
Series 2020-BN26, Class B, VRN (USD), 2.91%, 03/15/2063 (a)	551,434	570,182
BX Trust, Series 2019-OC11, Class A (USD), 3.20%, 12/09/2041 (b)	992,707	1,029,962
Citigroup Commercial Mortgage Trust
Series 2015-GC35, Class A4 (USD), 3.82%, 11/10/2048	876,000	973,286
Series 2016-C3, Class B (USD), 3.67%, 11/15/2049 (a)	652,000	690,138
Commercial Mortgage Trust
Series 2014-CR20, Class A3 (USD), 3.33%, 11/10/2047	840,000	892,411
Series 2019-GC44, Class C (USD), 3.53%, 08/15/2057 (a)	645,206	610,212
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class C, (USD), 4.39%, 11/15/2049 (a)	741,000	666,987
DBJPM 20-C9 Mortgage Trust, Series 2020-C9, Class A2 (USD), 1.90%, 09/15/2053	191,773	197,541
Federal Home Loan Mortgage Corp.
Series 2017-DNA1, Class M2, CMO (USD), 1M USD LIBOR + 3.250%, 3.40%, 07/25/2029 (a)	1,070,229	1,100,866
Series 2017-DNA2, Class M1, CMO (USD), 1M USD LIBOR + 1.200%, 1.35%, 10/25/2029 (a)	277,763	278,251

2020 Annual Report  21

Statement of Investments (continued)

October 31, 2020

Aberdeen Total Return Bond Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UNITED STATES (continued)
Federal National Mortgage Association, Series 2016-C02, Class 1M2, CMO (USD), 1M USD LIBOR + 6.000%, 6.15%, 09/25/2028 (a)	$549,182	$577,844
Freddie Mac STACR REMIC Trust, Freddie Mac STACR REMIC Trust 2020-DNA3 (USD), 1M USD LIBOR + 1.500%, 1.65%, 06/25/2050 (a)(b)	572,804	574,009
FREMF Mortgage Trust, Series 2018-K85, Class C (USD), 4.32%, 12/25/2050 (a)(b)	708,000	763,973
GS Mortgage Securities Trust 2019-GC42, Series 2019-GC42, Class A3 (USD), 2.75%, 09/01/2052	662,000	710,228
GS Mortgage-Backed Securities Corp. Trust 2020-PJ4, Series 2020-PJ4, Class A2, CMO, VRN, (USD), 3.00%, 01/25/2051 (a)(b)	631,248	648,960
JP Morgan Mortgage Trust
Series 2017-2, Class B3, CMO (USD), 3.69%, 05/25/2047 (a)(b)	963,302	980,650
Series 2019-9, Class B3, CMO (USD), 3.91%, 05/25/2050 (a)(b)	924,458	921,839
Series 2020-5, Class A5, CMO, VRN (USD), 3.00%, 12/25/2050 (a)(b)	752,000	776,083
JP Morgan Mortgage Trust 2020-8, Series 2020-8, Class A3, CMO, VRN, (USD), 3.00%, 03/25/2051 (a)(b)	1,255,000	1,296,964
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4, VRN (USD), 4.13%, 08/15/2046 (a)	685,000	735,553
Series 2014-C24, Class A4A1 (USD), 3.37%, 11/15/2047	878,000	934,995
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class AS, VRN (USD), 3.88%, 03/15/2050 (a)	611,000	680,954
Mill City Mortgage Loan Trust 2019-1, Series 2019-1, Class M2, CMO, VRN, (USD), 3.50%, 10/25/2069 (a)(b)	814,500	877,154
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4 (USD), 4.04%, 11/15/2046	659,000	714,686
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A (USD), 1M USD LIBOR + 0.700%, 0.85%, 11/15/2034 (a)(b)	881,000	878,837
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, CMO, (USD), 4.25%, 12/25/2057 (a)(b)	524,537	563,626
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 1A1, CMO, (USD), 5.70%, 03/25/2035 (a)	227,238	242,445

	Shares or Principal Amount	Value (US$)
SFAVE Commercial Mortgage Securities Trust
Series 2015-5AVE, Class C (USD), 4.39%, 01/05/2043 (a)(b)	$870,000	$630,615
Series 2015-5AVE, Class D (USD), 4.39%, 01/05/2043 (a)(b)	562,000	386,604
UBS Commercial Mortgage Trust, Series 2017-C6, Class C (USD), 4.45%, 12/15/2050 (a)	547,000	519,232
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class B (USD), 4.32%, 08/15/2050	680,000	658,100
Series 2017-C40, Class AS, VRN (USD), 3.85%, 10/15/2050 (a)	315,000	347,552
Wells Fargo Mortgage Backed Securities 2020-5 Trust, Series 2020-5, Class A1, CMO, VRN (USD), 2.50%, 09/25/2050 (a)	761,124	784,208
Wells Fargo Mortgage Backed Securities Trust, Series 2020-3, Class B1, CMO, VRN (USD), 3.26%, 06/25/2050 (a)(b)	969,604	1,003,316
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class AS, (USD), 3.24%, 12/15/2045	568,395	560,371
		25,226,227
Total Commercial Mortgage-Backed Securities		25,226,227
NON-AGENCY MORTGAGE-BACKED SECURITIES (4.1%)
UNITED STATES (4.1%)
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A2 (USD), 5.50%, 10/25/2035	291,782	247,980
Citigroup Mortgage Loan Trust, Series 2005-11, Class A3 (USD), 1 year CMT + 2.400%, 2.52%, 11/25/2035 (a)	144,548	139,181
Flagstar Mortgage Trust, Series 2017-2, Class B2, (USD), 4.10%, 10/25/2047 (a)(b)	1,177,493	1,226,636
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A6 (USD), 5.25%, 07/25/2035	247,142	252,000
IndyMac INDA Mortgage Loan Trust, Series 2005-AR2, Class 3A1 (USD), 3.60%, 01/25/2036 (a)	305,383	266,550
JP Morgan Mortgage Trust
Series 2005-A5, Class 2A2 (USD), 3.00%, 08/25/2035 (a)	228,853	233,504
Series 2006-S1, Class 2A6 (USD), 6.00%, 04/25/2036	387,996	405,353
Series 2017-1, Class A3, (USD), 3.50%, 01/25/2047 (a)(b)	20	20
Series 2018-6, Class B2 (USD), 3.92%, 12/25/2048 (a)(b)	956,872	1,004,903
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, (USD), 4.00%, 03/25/2057 (a)(b)	745,069	802,472
PHH Mortgage Trust, Series 2008-CIM1, Class 21A1 (USD), 6.00%, 05/25/2038	383,579	396,014

22  2020 Annual Report

Statement of Investments (continued)

October 31, 2020

Aberdeen Total Return Bond Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
NON-AGENCY MORTGAGE-BACKED SECURITIES (continued)
UNITED STATES (continued)
Sequoia Mortgage Trust
Series 2017-CH1, Class A13, (USD), 4.00%, 08/25/2047 (a)(b)	$595,833	$619,006
Series 2017-CH2, Class A13 (USD), 4.00%, 12/25/2047 (a)(b)	902,867	936,195
Structured Asset Securities Corp., Series 2004-18H, Class A5 (USD), 4.75%, 10/25/2034	534,183	558,525
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 (USD), 2.30%, 09/25/2037 (a)	284,135	288,610
WaMu Mortgage Pass Through Certificates, Series 2005-AR7, Class A3 (USD), 2.96%, 08/25/2035 (a)	329,316	335,336
WinWater Mortgage Loan Trust, Series 2015-2, Class B3, (USD), 3.90%, 02/20/2045 (a)(b)	517,294	541,365
		8,253,650
Total Non-Agency Mortgage-Backed Securities		8,253,650
CORPORATE BONDS (26.5%)
CANADA (0.7%)
Metals & Mining (0.7%)
Teck Resources Ltd. (USD), 3.90%, 07/15/2030	1,365,000	1,429,660
ITALY (1.0%)
Commercial Banks (1.0%)
UniCredit SpA (USD), 7.83%, 12/04/2023 (b)	1,800,000	2,108,780
JAPAN (0.6%)
Auto Manufacturers (0.6%)
Nissan Motor Co. Ltd. (USD), 4.35%, 09/17/2027 (b)	1,215,000	1,217,629
NETHERLANDS (0.5%)
Semiconductors (0.5%)
NXP BV / NXP Funding LLC (USD), 5.35%, 03/01/2026 (b)	887,000	1,047,053
SPAIN (0.7%)
Commercial Banks (0.7%)
Banco Santander SA (USD), 2.75%, 05/28/2025	1,400,000	1,473,371
UNITED KINGDOM (2.4%)
Commercial Banks (2.4%)
HSBC Holdings PLC, (fixed rate to 09/22/2027, variable rate thereafter) (USD), 2.01%, 09/22/2028	1,865,000	1,852,771
Lloyds Banking Group PLC, (fixed rate to 07/09/2024, variable rate thereafter), VRN (USD), 3.87%, 07/09/2025	1,225,000	1,336,076
Natwest Group PLC, (fixed rate to 03/22/2024, variable rate thereafter) (USD), 4.27%, 03/22/2025	1,450,000	1,587,459
		4,776,306

	Shares or Principal Amount	Value (US$)
UNITED STATES (20.6%)
Aerospace & Defense (1.4%)
Boeing Co. (USD), 2.70%, 02/01/2027	$2,045,000	$1,988,561
Raytheon Technologies Corp. (USD), 6.05%, 06/01/2036	551,000	774,830
		2,763,391
Auto Manufacturers (0.6%)
Ford Holdings LLC (USD), 9.30%, 03/01/2030	930,000	1,120,836
Building Materials (0.4%)
Carrier Global Corp. (USD), 3.38%, 04/05/2040 (b)	770,000	813,889
Chemicals (0.8%)
DuPont de Nemours, Inc. (USD), 2.17%, 05/01/2023	1,695,000	1,713,408
Commercial Banks (2.3%)
Bank of America Corp., (fixed rate to 06/19/2040, variable rate thereafter) (USD), 2.68%, 06/19/2041	1,131,000	1,141,152
Citigroup, Inc., (fixed rate to 04/08/2025, variable rate thereafter) (USD), 3.11%, 04/08/2026	2,200,000	2,374,301
JPMorgan Chase & Co., (fixed rate to 04/22/2030, variable rate thereafter) (USD), 2.52%, 04/22/2031	1,106,000	1,165,027
		4,680,480
Commercial Services & Supplies (0.3%)
PayPal Holdings, Inc. (USD), 3.25%, 06/01/2050	555,000	596,117
Computers & Peripherals (0.7%)
Apple, Inc. (USD), 2.40%, 08/20/2050	1,360,000	1,324,132
Diversified Telecommunication Services (2.3%)
AT&T, Inc. (USD), 1.65%, 02/01/2028	1,240,000	1,226,466
T-Mobile USA, Inc. (USD), 3.30%, 02/15/2051 (b)	710,000	684,909
Verizon Communications, Inc. (USD), 4.50%, 08/10/2033	2,140,000	2,658,436
		4,569,811
Electric Utilities (3.7%)
AEP Texas, Inc., Series H (USD), 3.45%, 01/15/2050	580,000	619,801
IPALCO Enterprises, Inc. (USD), 4.25%, 05/01/2030 (b)	1,343,000	1,515,174
Kentucky Utilities Co. (USD), 3.30%, 06/01/2050	770,000	823,903
Mississippi Power Co. (USD), 3.95%, 03/30/2028	560,000	645,046
Oklahoma Gas & Electric Co. (USD), 3.25%, 04/01/2030	665,000	742,454
Southern California Edison Co., Series E (USD), 3.70%, 08/01/2025	2,270,000	2,513,413

2020 Annual Report  23

Statement of Investments (continued)

October 31, 2020

Aberdeen Total Return Bond Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
Southwestern Public Service Co., Series 8 (USD), 3.15%, 05/01/2050	$613,000	$649,888
		7,509,679
Energy Equipment & Services (0.8%)
Plains All American Pipeline LP / PAA Finance Corp. (USD), 3.80%, 09/15/2030	680,000	656,379
Western Midstream Operating LP (USD), 4.65%, 07/01/2026	970,000	931,200
		1,587,579
Food Products (0.4%)
Mondelez International, Inc. (USD), 2.63%, 09/04/2050	826,000	780,839
Insurance (1.7%)
Athene Holding Ltd. (USD), 3.50%, 01/15/2031	1,130,000	1,135,482
Berkshire Hathaway Finance Corp. (USD), 2.85%, 10/15/2050	680,000	689,105
Brighthouse Financial, Inc. (USD), 5.63%, 05/15/2030	1,300,000	1,532,888
		3,357,475
Media (0.4%)
Cox Communications, Inc. (USD), 1.80%, 10/01/2030 (b)	772,000	753,908
Oil, Gas & Consumable Fuels (1.3%)
Diamondback Energy, Inc. (USD), 3.25%, 12/01/2026	567,000	581,776
Noble Energy, Inc. (USD), 4.95%, 08/15/2047	590,000	768,870
Valero Energy Corp. (USD), 2.70%, 04/15/2023	1,330,000	1,368,436
		2,719,082
Pharmaceutical (0.8%)
CVS Health Corp. (USD), 6.25%, 06/01/2027	1,270,000	1,600,057
Real Estate Investment Trust (REIT) Funds (0.5%)
American Tower Corp. (USD), 1.88%, 10/15/2030	1,105,000	1,088,270
Retail (0.5%)
Lowe’s Cos., Inc. (USD), 3.00%, 10/15/2050	565,000	576,548
McDonald’s Corp. (USD), 3.63%, 09/01/2049	470,000	521,128
		1,097,676
Semiconductors (0.7%)
Broadcom, Inc. (USD), 4.15%, 11/15/2030	1,335,000	1,495,186
Software (0.6%)
Broadridge Financial Solutions, Inc. (USD), 2.90%, 12/01/2029	1,195,000	1,293,100

	Shares or Principal Amount	Value (US$)
Transportation (0.4%)
FedEx Corp. (USD), 4.95%, 10/17/2048	$550,000	$711,288
		41,576,203
Total Corporate Bonds		53,629,002
MUNICIPAL BONDS (5.0%)
UNITED STATES (5.0%)
California (1.9%)
Los Angeles Unified School District General Obligation Unlimited Bonds
(USD), 5.75%, 07/01/2034	565,000	765,970
(USD), 6.76%, 07/01/2034	1,660,000	2,406,170
San Diego County Regional Transportation Commission, Series A (USD), 3.25%, 04/01/2048	740,000	759,033
		3,931,173
New York (1.4%)
Metropolitan Transportation Authority Revenue Bonds (Build America Bonds) (USD), 5.18%, 11/15/2049	225,000	229,185
New York State Dormitory Authority, Series B (USD), 3.14%, 07/01/2043	485,000	503,100
State of New York State Thruway Authority, Series M (USD), 2.90%, 01/01/2035	2,015,000	2,143,336
		2,875,621
Ohio (1.0%)
JobsOhio Beverage System, Series A (USD), 2.83%, 01/01/2038	1,870,000	1,960,489
Texas (0.7%)
Grand Parkway Transportation Corp. (USD), 3.24%, 10/01/2052	695,000	702,193
State of Texas (USD), 3.21%, 04/01/2044	700,000	744,100
		1,446,293
		10,213,576
Total Municipal Bonds		10,213,576
GOVERNMENT BONDS (3.9%)
CANADA (2.9%)
Canada Housing Trust No 1 (CAD), 2.35%, 09/15/2023 (b)(c)	7,400,000	5,865,568
NEW ZEALAND (1.0%)
New Zealand Government Bond (NZD), 2.75%, 04/15/2037 (b)	2,354,000	1,970,453
Total Government Bonds		7,836,021
U.S. AGENCIES (18.2%)
UNITED STATES (18.2%)
Federal Home Loan Mortgage Corp.
MBS (USD), 4.50%, 08/01/2046	419,194	458,947
MBS (USD), 3.00%, 10/01/2046	550,937	595,115
MBS (USD), 4.00%, 01/01/2047	1,027,920	1,117,468
MBS (USD), 4.00%, 08/01/2048	1,506,267	1,654,107

24  2020 Annual Report

Statement of Investments (continued)

October 31, 2020

Aberdeen Total Return Bond Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
U.S. AGENCIES (continued)
UNITED STATES (continued)
MBS (USD), 3.50%, 07/01/2049	$748,305	$798,253
MBS (USD), 3.00%, 01/01/2050	1,544,522	1,680,574
MBS (USD), 3.00%, 05/01/2050	1,042,376	1,133,301
Federal National Mortgage Association
MBS (USD), 3.50%, 05/01/2034	701,617	771,716
MBS (USD), 3.00%, 11/01/2035	1,526,558	1,619,151
MBS (USD), 3.00%, 08/01/2043	728,006	795,452
MBS (USD), 3.50%, 12/01/2046	1,737,440	1,899,774
MBS (USD), 4.50%, 12/01/2046	690,337	753,002
MBS (USD), 4.00%, 05/01/2048	1,524,959	1,661,125
MBS (USD), 5.00%, 09/01/2048	500,214	549,474
MBS (USD), 3.50%, 12/01/2049	704,247	753,619
MBS (USD), 3.00%, 02/01/2050	1,888,722	2,019,267
MBS (USD), 2.50%, 06/01/2050	1,014,296	1,071,590
MBS (USD), 3.50%, 06/01/2050	756,512	814,020
MBS, TBA (USD), 2.00%, 11/01/2050	3,916,000	4,037,304
MBS, TBA (USD), 2.50%, 11/01/2050	739,000	769,975
MBS (USD), 2.50%, 12/01/2050	1,136,981	1,192,764
FREMF 2015-K45 Mortgage Trust, Series 2015-K45, Class C, VRN, (USD), 3.59%, 04/25/2048 (a)(b)	660,000	684,329
FREMF Mortgage Trust
Series 2016-K57, Class C (USD), 3.92%, 08/25/2049 (a)(b)	1,037,000	1,092,597
Series 2018-K80, Class C, VRN, (USD), 4.23%, 08/25/2050 (a)(b)	888,000	951,757
Series 2017-K71, Class C (USD), 3.75%, 11/25/2050 (a)(b)	525,000	547,617
Government National Mortgage Association
MBS (USD), 4.50%, 06/20/2047	551,436	602,809
MBS (USD), 3.50%, 11/20/2047	878,972	951,820
MBS (USD), 3.50%, 02/20/2048	850,322	928,084
MBS (USD), 4.00%, 05/20/2048	1,117,443	1,226,767
MBS (USD), 4.00%, 09/20/2048	550,432	604,510
MBS (USD), 3.00%, 06/20/2050	1,827,463	1,934,353
MBS (USD), 3.50%, 06/20/2050	1,093,033	1,153,676
		36,824,317
Total U.S. Agencies		36,824,317
U.S. TREASURIES (20.7%)
UNITED STATES (20.7%)
U.S. Treasury Bond
(USD), 1.25%, 05/15/2050	1,074,300	969,891
(USD), 1.38%, 08/15/2050	4,025,200	3,752,241
U.S. Treasury Note
(USD), 0.13%, 09/30/2022	17,856,800	17,847,035

	Shares or Principal Amount	Value (US$)
(USD), 0.13%, 10/15/2023	$7,070,000	$7,055,087
(USD), 0.25%, 09/30/2025	9,355,600	9,297,858
(USD), 0.38%, 09/30/2027	1,511,300	1,484,144
(USD), 0.63%, 08/15/2030	1,434,600	1,401,201
		41,807,457
Total U.S. Treasuries		41,807,457
AGENCY MORTGAGE-BACKED SECURITIES (0.8%)
UNITED STATES (0.8%)
Federal Home Loan Mortgage Corp. (USD), 5.00%, 10/01/2041	247,385	279,896
Federal National Mortgage Association (USD), 4.50%, 07/01/2040	690,663	769,090
Government National Mortgage Association (USD), 4.50%, 12/20/2045	540,540	602,029
		1,651,015
Total Agency Mortgage-Backed Securities		1,651,015
SHORT-TERM INVESTMENT—4.6%
UNITED STATES (4.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(d)	9,269,504	9,269,504
Total Short-Term Investment		9,269,504
Total Investments (Cost $211,953,732) (e)—106.0%		214,314,282
Liabilities in Excess of Other Assets—(6.0)%		(12,066,811)
Net Assets—100.0%		$202,247,471

(a)Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)Denotes a security issued under Regulation S or Rule 144A.

(c)This security is government guaranteed.

(d)Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.

(e)See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUDAustralian Dollar

CADCanadian Dollar

CMTConstant Maturity Treasury

EUREuro Currency

GBPBritish Pound Sterling

INRIndian Rupee

JPYJapanese Yen

MXNMexican Peso

NOKNorwegian Krone

NZDNew Zealand Dollar

PLCPublic Limited Company

RUBRussian Ruble

TBASecurities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

USDU.S. Dollar

2020 Annual Report  25

Statement of Investments (continued)

October 31, 2020

Aberdeen Total Return Bond Fund

See accompanying Notes to Financial Statements.

At October 31, 2020, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Long Contract Positions
Australian 10 Year Bond Futures	13	12/15/2020	$1,355,483	$1,366,216	$10,733
United States Treasury Note 6%–10 year Ultra	7	12/21/2020	1,100,641	1,100,969	328
United States Treasury Note 6%—Ultra Bond	34	12/21/2020	7,301,500	7,310,000	8,500
					$19,561

At October 31, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
11/02/2020	HSBC Bank USA	AUD	22,806	USD	16,285	$16,030	$(255)
11/02/2020	Royal Bank of Canada	AUD	142,194	USD	100,428	99,948	(480)
British Pound/United States Dollar
12/11/2020	Citibank N.A.	GBP	1,500,000	USD	1,921,774	1,943,778	22,004
Euro/United States Dollar
12/10/2020	Citibank N.A.	EUR	1,659,000	USD	1,975,555	1,933,816	(41,739)
Indian Rupee/United States Dollar
11/09/2020	Barclays Bank plc	INR	147,257,000	USD	2,008,141	1,976,318	(31,823)
Japanese Yen/United States Dollar
12/10/2020	JPMorgan Chase Bank N.A.	JPY	194,690,000	USD	1,834,822	1,860,459	25,637
12/11/2020	HSBC Bank USA	JPY	220,410,000	USD	2,076,773	2,106,282	29,509
Mexican Peso/United States Dollar
11/03/2020	Citibank N.A.	MXN	44,048,000	USD	1,981,442	2,076,610	95,168
New Russian Ruble/United States Dollar
12/07/2020	Citibank N.A.	RUB	161,880,790	USD	2,122,905	2,030,043	(92,862)
Norwegian Krone/United States Dollar
12/03/2020	Royal Bank of Canada	NOK	17,089,048	USD	1,955,851	$1,789,776	$(166,075)
12/08/2020	JPMorgan Chase Bank N.A.	NOK	780,000	USD	81,651	81,691	40
12/08/2020	Royal Bank of Canada	NOK	18,659,423	USD	2,003,440	1,954,243	(49,197)
						$17,868,994	$(210,073)

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
11/02/2020	Citibank N.A.	USD	118,628	AUD	165,000	$115,979	$2,649
United States Dollar/British Pound
12/11/2020	JPMorgan Chase Bank N.A.	USD	1,951,655	GBP	1,500,000	1,943,778	7,877
United States Dollar/Canadian Dollar
11/16/2020	Citibank N.A.	USD	3,928,530	CAD	5,191,094	3,896,537	31,993
United States Dollar/Euro
12/10/2020	Royal Bank of Canada	USD	1,967,555	EUR	1,659,000	1,933,816	33,739
United States Dollar/Japanese Yen
12/10/2020	Citibank N.A.	USD	1,859,734	JPY	194,690,000	1,860,459	(725)
United States Dollar/Mexican Peso
11/03/2020	HSBC Bank USA	USD	2,027,689	MXN	44,048,000	2,076,609	(48,920)

26  2020 Annual Report

Statement of Investments (concluded)

October 31, 2020

Aberdeen Total Return Bond Fund

See accompanying Notes to Financial Statements.

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/New Zealand Dollar
12/11/2020	Citibank N.A.	USD	1,998,376	NZD	2,991,647	1,978,144	20,232
United States Dollar/Norwegian Krone
12/03/2020	Royal Bank of Canada	USD	1,937,782	NOK	17,089,048	1,789,776	148,006
						$15,595,098	$194,851
Total unrealized appreciation on open forward foreign currency exchange contracts							$416,854
Total unrealized depreciation on open forward foreign currency exchange contracts							$(432,076)

*Certain contracts with different trade dates and like characteristics have been shown net.

2020 Annual Report  27

Aberdeen Global High Income Fund (Unaudited)

November 1, 2019 to October 30, 2020

Aberdeen Global High Income Fund (Institutional Class shares net of fees) returned 1.86% for the 12-month period ended October 31, 2020, versus the 2.72% return of its benchmark, the ICE Bank of America (BofA) Global High Yield Constrained Index (hedged to U.S. dollars), during the same period.

Financial markets worldwide experienced significant bouts of volatility over the 12-month period ended October 31, 2020, prompted by investors’ fears surrounding the impact of the worldwide spread of the COVID-19 pandemic on the global economy and, later in the period, uncertainty regarding the U.S. presidential election. Amid the gyrating “risk-on, risk-off” market environment, global high-yield bonds, as measured by the ICE BofA Global High Yield Constrained Index, returned 2.72% over the 12-month period ended October 31, 2020, significantly underperforming the 6.33% return of their global investment-grade counterparts, as represented by the ICE BofA Global Corporate Index (hedged to U.S. dollars), for the same period.

Over the first three months of the reporting period, investor sentiment was bolstered by generally positive economic data reports and news of a “phase one” agreement in the U.S.-China trade dispute. However, in February and March 2020, global financial markets experienced the quickest bearish turn on record. In March, the spread of the COVID-19 pandemic beyond Asia forced many countries from Europe to the U.S. to essentially shut down. The oil-price war by the Organization of the Petroleum Exporting Countries (OPEC) intensified fear of a bankruptcy wave in the energy sector and beyond. Extremely weak economic data from China and a significant jump in U.S. initial jobless claims shed light on the unprecedented shock to the global economy from both the supply and demand sides of the economic coin. The daunting prospect of a fiscal and monetary policy-induced deep recession ignited a financial crisis which, to some extent, was more severe than that during the global financial crisis (GFC) of the late 2000s.

In an effort to mitigate the economic and financial fallout from the pandemic and related containment measures, the U.S. Federal Reserve (Fed) implemented two emergency interest-rate cuts in March 2020, reducing the federal funds rate by an aggregate of 150 basis points (bps) to a range of 0% to 0.25%. The Fed also expanded its quantitative easing program, not only in “unlimited” quantity to government-related instruments, but also to include investment-grade1 corporate bonds for the first time and allowed for the purchase of select “fallen angels”2 and high- yield exchange-traded funds (ETFs). The Fed maintained its benchmark rate through the remainder of the reporting period. In its statement issued following its meeting in mid-September 2020, the Federal Open

Market Committee commented: “The path of the economy will depend significantly on the course of the virus.” The Fed’s projections accompanying its monetary policy statement indicated that it anticipates maintaining the federal funds rate near 0% at least through the end of 2023.

An unfolding labor market crisis led the U.S. Congress to pass a third relief package totaling more than $2 trillion. The package included funding for the Fed to leverage lending to corporations; loan/grants to small- and medium-sized enterprises (SMEs); direct cash payments to individuals; tax breaks; expanded unemployment benefits; and aid to healthcare providers and state and local governments. The European Central Bank (ECB) also announced a €750 billion (US$819 billion) emergency purchase program with no limits on further commitments, although it surprised investors by keeping interest rates unchanged. Between January 1 and March 23, 2020, the U.S. high-yield market, as represented by the ICE BofA U.S. High Yield Constrained Index,3 declined 20%, but the aggressive monetary and fiscal policy supports helped spur a rally in the high-yield market, allowing it to more than recover its losses. In fact, with the extremely low U.S. Treasury yields and the rally in spreads – though well above their pre-COVID levels – the overall market yield was flirting with record lows.

Within the global high-yield market over the reporting period, the pace of new issuance was rapid due in part to the strong fiscal and monetary policy support from governments worldwide. From the beginning of the 2020 calendar year through the end of the reporting period on October 31, 2020, new issuance in the U.S. totaled about $375 billon4 — well above the previous calendar-year record of $321 billion in 2012.5 Some estimates have issuance coming in well over $400 billion for the full 2020 calendar year.6 The combination of opportunistic refinancings at record-low interest rates and tapping the market for liquidity were the key drivers of the supply of bonds in the global high-yield market. Additionally, due to continued outflows in the bank loan market, companies have been terming out7 bank debt in favor of high-yield bonds over the course of 2020, which has resulted in a swath of first-time issuers coming to the market. Given the strong backdrop of inflows into the asset class, the global high-yield market has easily digested the supply of new issuance. There were some slight hiccups towards the end of the reporting period in late October 2020, as inflows slowed and supply continued, but we view this as a distant memory following the election and COVID-19 vaccine news.

The Fund underperformed its benchmark, the ICE BofA Global High Yield Constrained Index, during the COVID-19-induced global financial market selloff in March 2020. While many of the Fund’s holdings that detracted from performance during

1 Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

2 “Fallen angels” are bonds that were initially assigned an investment-grade rating but have since been reduced to below-investment-grade status.

3 The ICE BofA U.S. High Yield Constrained Index tracks the performance of bonds issued by below-investment-grade companies.

4 Source : Barclays, November 2020

5 Source: Credit Suisse, November 2019

6 Source: Credit Suisse, November 2019

7 Term out is the transfer of a company’s debt internally, enabling it capitalize short-term debt to long-term debt on its balance sheet.

28  2020 Annual Report

Aberdeen Global High Income Fund (Unaudited) (continued)

the market downturn subsequently rebounded, including the subordinated bonds of European banks, some did not recover due to still challenging fundamentals, and we exited positions in some credits at low levels given our concerns about their fundamentals. Consequently, during the latter half of the reporting period, the Fund saw strong performance as the market rallied. However the upturn was not able to fully offset the Fund’s lagging performance earlier in the reporting period.

The Fund’s modest underperformance relative to the benchmark for the reporting period was attributable primarily the overall exposure to the leisure sector and several individual; credits which were hampered by the COVID-19 pandemic. We viewed the Fund’s positioning within the leisure sector as conservative, with holdings in the debt of companies that we believed had distinctive business models or defensive market positions. However, the impact of the COVID-19 pandemic on this sector was severe. After reviewing the Fund’s holdings in the sector, we maintained our conviction in theme parks, which historically have performed well in economic recessions, are served by guests who primarily drive to the parks, and thus recover relatively quickly. However, we did exit the Fund’s positions in several bonds for which we believed that there was further downside in their prices. For example, we believe that air travel will be one of the segments of the economy that will recover more slowly, particularly companies that rely on air travel to transport their customers to their locations, such as certain cruise lines.

The performance of the Fund’s holdings within the energy sector over the reporting period was divergent, with the positive contributors not quite offsetting the detractors. Fund performance was hampered by holding in the defaulted credit of Bruin E&P Partners LLC and the distressed bond8 of Oasis Petroleum Inc. Both companies were hindered by the record drop in oil prices in April 2020, just as the companies were starting to increase cash flow-generation and deleveraging. During this period, banks that provide companies with credit facilities9 for liquidity purposes began looking to reduce their exposure to the energy sector. Both E&P Partners and Oasis Petroleum experienced meaningful reductions in the size of their credit facilities, which led both companies to eventually default. We encountered difficulty in reducing the Fund’s exposure to these credits due to the poor liquidity within the high-yield market over this period.

On the positive side, though not fully offsetting the underperformance within the energy sector, the Fund’s holdings in Parsley Energy Inc. and WPX Energy Inc. bolstered performance for the reporting period. The Fund had sizeable positions in both companies which subsequently were acquired by investment-grade10 companies. The bonds of both companies are expected to be investment-grade when the mergers are complete and spreads have rallied in significantly in both companies. Additionally, the majority of the Fund’s remaining holdings in the energy sector experienced significant recoveries from their low prices earlier in 2020.

In addition to Parsley Energy and WPX Energy, other strong contributors to performance were Klöckner Pentaplast, a European packaging company, and U.S. homebuilder M.D.C. Holdings Inc. MDC Holdings’ bond performed well during the reporting period as the housing market in the U.S. outperformed expectations, and the company posted very strong operating results. As noted previously, the new-issue calendar was robust during the reporting period. While we were selective, the Fund was active in new issuance during the period. Before the market volatility hit in March 2020, several new issues in which the Fund participated included Netherlands-based cable operator Ziggo N.V.; Chinese homebuilder CIFI Holdings (Group) Co. Ltd.; and three U.S.-based companies: homebuilder MI Homes Inc., credit card payment-processing services provider ADS Solutions Corp., and gaming-focused real estate investment trust (REIT) Vici Properties Inc. Following the market volatility, the Fund participated in the new issues of two fallen angels: Germany-based auto parts producer ZF Friedrichshafen AG, and U.S.-based automaker Ford Motor Co. The Fund also participated in new issues from investment-grade hotel operator Marriott International Inc., and aerospace company Howmet Aerospace Inc.

In our view, market conditions at the time also provided the Fund with the opportunity to invest in the secured issuance of many companies that were particularly affected by the COVID-19 pandemic at what we believed were attractive levels. These included retailer Macy’s Inc., a security backed by valuable real estate, and Norwegian Cruise Line Holdings Ltd., which we believed also had attractive security backing. Other notable new issues in which the Fund participated during the reporting period included Consolidated Communications Holdings Inc., where we added to the Fund’s holdings in the existing bonds to the longer-dated new-issue bonds. In our view, the demands of more work-from-home arrangements highlighted the value of the company’s fiber optic network. Within the media sector, we initiated a position in Nielsen Holdings, which provides viewership data among other services for broadcasters. We believed that there was attractive relative value in the company’s subscription model versus those of other broadcasters that are more dependent on volatile advertising spending. The Fund participated in a new issue of natural gas producer Southwestern Energy Co., as natural gas prices are expected to improve as a result of lower supply. Because natural gas is also a by-product of oil drilling, lower oil prices, which result in less oil drilling, leads to lower natural gas production as well.

Furthermore, in the secondary market, we initiated positions in several U.S.-based investment-grade companies, including oil pipeline operator Western Midstream Partners LP, chemicals producer Huntsman Corp., and oil and gas production company Continental Resources Inc., at spreads similar to those of BB

8 A distressed bond is a security issued by a company that is near to – or currently going through – bankruptcy.

9 A credit facility is a type of loan that allows the borrowing business to take out money over an extended period of time rather than reapplying for a loan each time it needs money.

10 Companies whose bonds are rated as “investment-grade” have a lower chance of defaulting on their debt than those rated as “non-investment-grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB or above are known as investment-grade bonds.

2020 Annual Report  29

Aberdeen Global High Income Fund (Unaudited) (continued)

rated11 securities. Following the steep decline in oil prices, the debt of Continental Resources and Western Midstream Partners was downgraded to high-yield ratings. We also initiated positions in Italian bank Banca Monte Dei Paschi di Siena S.p.A. and U.S.-based telecommunications company Cincinnati Bell Inc. We also established a new position in Occidental Petroleum Corp., which, following its downgrade to a high-yield rating, became the largest issuer in the global energy sector. We also initiated position in aircraft manufacturer Boeing Co. after investors’ concerns around the grounding of its marquee product, the 737 MAX, amid safety issues, in conjunction with the COVID-19 epidemic, led to its bonds trading at a near high-yield credit spread level.

We reduced the Fund’s positions in the following U.S.-based companies as we believed that they had relatively high valuations: financial data services provider MSCI Inc.; rental car company Avis Budget Group Inc.; casino operator MGM Resorts International; and independent power producer Calpine Corp. We also exited the Fund’s position in U.S.-based media company Graham Holdings Co. as we believed that it had poor relative value and a weaker business outlook. After the COVID-19-induced lockdown, we exited the Fund’s positions in Delta Airlines Inc., radio broadcasting company Cumulous Media Inc., media company Meredith Corp. and European cruise-line operator Viking Cruises Ltd. due to what we view as longer-term negative effects on the companies’ businesses. For Delta Airlines, we believe that air travel will take a while to recover, especially the most profitable transatlantic flights. Regarding Cumulous Media, we were concerned about the health of the small businesses that typically purchase advertising on the company’s television stations, as well as its limited liquidity position. Meredith Corp. is reliant on print advertising. The bulk of Viking Cruises’ customers are older and travel from the U.S. to Europe via transatlantic flights; consequently we believe that the pandemic will hamper the company’s business. We also exited the Fund’s position in technology company J2 Global Cloud Services LLC, due to our concerns about the governance of the company. Additionally, we exited the Fund’s positions in European chemical company Synthomer plc, U.S.-based automaker General Motors Corp., and Chinese homebuilder Shimao Group Holdings Ltd., to

Regarding the use of derivatives, the Fund employed foreign exchange forwards5 during the reporting period to hedge its exposure to changes in the value of its holdings due to movements in currency exchange rates. The use of foreign exchange forwards detracted approx. 0.14% from the Fund’s total return for the 12-month period ended October 31, 2020.

In our view, the rally in the global financial markets in early November 2020 following the U.S. presidential election and encouraging vaccine headlines begs the question: “What does the market do next?” We believe that the global economy will slowly improve when the recent surge in COVID-19 cases subsides. We believe that headlines regarding progress on a vaccine have provided a line of sight to the end of this coronavirus- induced nightmare and have led to a much more positive market backdrop. Furthermore, we anticipate that central banks and governments worldwide will remain supportive of their economies, and the search for yield in a low-interest-rate environment should continue. In our opinion, all of these factors will be supportive for global high-yield market performance.

However, the recent resurgence of COVID-19 cases globally has required additional restriction that could hamper economic growth. Even if an effective vaccine is approved in the near term, it could be some time until it is fully distributed and normal activity is resumed. Therefore, many companies must navigate this uncertain, lower-growth environment with more debt than they had at the beginning of 2020. We believe that this could lead to more volatility in global financial markets as the “tug-of-war” between relatively weaker corporate fundamentals and investors’ optimism regarding a vaccine plays out. However, we believe that volatility ultimately will provide us with opportunities to acquire good-quality credits at attractive prices.

Overall, we believe that the unprecedented monetary policy easing from central banks worldwide will continue to drive demand for high-yield issues in the near term, driving yields down further than their recent record-low levels. While many companies’ balance sheets are in need of repair, we maintain a positive view on the global high-yield market for the near-to-medium term, as we believe that the asset class has the potential to provide an attractive total return in 2021.

11 Moody’s Corp, S&P Global Ratings, and Fitch Ratings Inc. are international credit rating agencies. Moody’s assigns a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality. S&P’s and Fitch’s ratings are expressed as letter grades that range from “AAA” to “D” to communicate each agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

30  2020 Annual Report

Aberdeen Global High Income Fund (Unaudited) (concluded)

Portfolio Management:

Global High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares pay a Rule 12b 1 fee of up to a 0.25% of net assets. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Non-investment-grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. Derivatives are speculative and may hurt the Fund’s performance.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report  31

Aberdeen Global High Income Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)	1 Yr.	5 Yr.	10 Yr.
Class A	1.55%	4.13%	4.10%
Institutional Class	1.86%	4.38%	4.36%

Performance of a $10,000 Investment (as of October 31, 2020)

$20,000
$15,000
$10,000
$5,000
$18,691
$14,943
$11,906
10/10
10/11
10/12
10/13
10/14
10/15
10/16
10/17
10/18
10/19
10/20
Class A
BofA Merrill Lynch Global High Yield Constrained Index (Hedged to USD)
CPI

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global High Income Fund, ICE Bank of America Merrill Lynch Global High Yield Constrained Index (Hedged to USD) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The ICE Bank of America Merrill Lynch Global High Yield Constrained Index (Hedged to the USD) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

32  2020 Annual Report

Aberdeen Global High Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Corporate Bonds	95.3%
Exchange-Traded Funds	2.3%
Bank Loans	0.2%
Short-Term Investment	2.4%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2020, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Diversified Telecommunication Services	11.4%
Media	9.8%
Oil, Gas & Consumable Fuels	8.3%
Commercial Banks	4.9%
Real Estate Investment Trust (REIT) Funds	4.0%
Entertainment	3.8%
Energy Equipment & Services	3.8%
Commercial Services & Supplies	3.5%
Diversified Financial Services	3.2%
Metals & Mining	3.1%
Other	44.2%
100.0%

Top Holdings*
iShares iBoxx High Yield Corporate Bond ETF	2.3%
Telecom Italia Capital SA 09/30/2034	1.6%
General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), Series A 09/30/2027	1.2%
Tecnoglass, Inc. 01/31/2022	1.1%
Virgin Media Vendor Financing Notes III DAC 07/15/2028	1.0%
Photo Holdings Merger Sub, Inc. 10/01/2026	1.0%
Clearwater Seafoods, Inc. 05/01/2025	1.0%
Ford Motor Co. 04/22/2025	1.0%
Novelis Corp. 09/30/2026	1.0%
Petroleos Mexicanos 02/12/2028	0.9%
Other	87.9%
100.0%

*For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	58.1%
Netherlands	4.8%
United Kingdom	3.4%
Luxembourg	3.4%
Germany	3.1%
Italy	2.7%
Canada	2.1%
Mexico	2.0%
Brazil	1.9%
Turkey	1.9%
Other	16.6%
100.0%

2020 Annual Report  33

Statement of Investments

October 31, 2020

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (95.3%)
ARGENTINA (0.3%)
Transportadora de Gas del Sur SA (USD), 6.75%, 05/02/2025 (a)	$575,000	$472,937
BERMUDA (0.3%)
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc., PIK, (USD), 7.63%, 10/15/2025 (a)(b)	492,516	491,285
BRAZIL (1.9%)
CSN Resources SA
(USD), 7.63%, 02/13/2023 (a)	265,000	274,937
(USD), 7.63%, 04/17/2026 (a)	314,000	322,478
NBM US Holdings, Inc. (USD), 7.00%, 05/14/2026 (a)	669,000	709,809
Petrobras Global Finance BV
(USD), 5.09%, 01/15/2030	815,000	851,166
(USD), 5.60%, 01/03/2031	536,000	577,728
		2,736,118
CANADA (2.1%)
Clearwater Seafoods, Inc. (USD), 6.88%, 05/01/2025 (a)	1,370,000	1,422,759
Teck Resources Ltd.
(USD), 3.90%, 07/15/2030	386,000	404,285
(USD), 6.25%, 07/15/2041	496,000	565,460
Titan Acquisition Ltd. / Titan Co-Borrower LLC (USD), 7.75%, 04/15/2026 (a)	690,000	688,275
		3,080,779
CHILE (0.3%)
VTR Finance (USD), 6.38%, 07/15/2028 (a)	442,000	470,730
CHINA (1.4%)
China Evergrande Group (USD), 9.50%, 04/11/2022 (a)	465,000	396,641
CIFI Holdings Group Co. Ltd. (USD), 6.45%, 11/07/2024 (a)	735,000	772,068
Sunac China Holdings Ltd. (USD), 7.95%, 10/11/2023 (a)	825,000	837,732
		2,006,441
CONGO (0.4%)
HTA Group Ltd. (USD), 7.00%, 12/18/2025 (a)	617,000	644,642
DENMARK (0.7%)
DKT Finance ApS (USD), 9.38%, 06/17/2023 (a)	921,000	937,578
DOMINICAN REPUBLIC (0.5%)
AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It (USD), 7.95%, 05/11/2026 (a)	765,000	774,570

	Shares or Principal Amount	Value (US$)
EL SALVADOR (0.3%)
AES El Salvador Trust II (USD), 6.75%, 03/28/2023 (a)	$500,000	$455,000
FRANCE (1.3%)
Adevinta ASA
(EUR), 2.63%, 11/15/2025 (a)	264,000	306,853
(EUR), 3.00%, 11/15/2027 (a)	181,000	212,281
Altice France SA
(EUR), 2.50%, 01/15/2025 (a)	103,000	112,461
(USD), 7.38%, 05/01/2026 (a)	473,000	493,694
Casino Guichard Perrachon SA
(EUR), 4.56%, 01/25/2023 (a)	400,000	438,724
(EUR), 4.50%, 03/07/2024 (a)	400,000	379,508
		1,943,521
GEORGIA (0.4%)
Bank of Georgia JSC (USD), 6.00%, 07/26/2023 (a)	500,000	512,500
GERMANY (3.1%)
Nidda BondCo GmbH (EUR), 5.00%, 09/30/2025 (a)	305,000	344,178
Nidda Healthcare Holding GmbH (EUR), 3.50%, 09/30/2024 (a)	623,000	705,624
Techem Verwaltungsgesellschaft 675 mbH (EUR), 2.00%, 07/15/2025 (a)	699,000	771,611
Tele Columbus AG (EUR), 3.88%, 05/02/2025 (a)	984,000	1,075,765
Vertical Holdco GmbH
(EUR), 6.63%, 07/15/2028 (a)	249,000	298,458
(USD), 7.63%, 07/15/2028 (a)	200,000	207,500
Vertical Midco GmbH (EUR), 4.38%, 07/15/2027 (a)	176,000	207,028
Vertical US Newco, Inc. (USD), 5.25%, 07/15/2027 (a)	200,000	205,840
ZF Europe Finance BV
(EUR), 2.00%, 02/23/2026 (a)	300,000	324,937
(EUR), 2.50%, 10/23/2027 (a)	300,000	323,784
		4,464,725
ISRAEL (1.1%)
Teva Pharmaceutical Finance Co. BV, Series 2 (USD), 3.65%, 11/10/2021	710,000	702,676
Teva Pharmaceutical Finance Netherlands III BV (USD), 3.15%, 10/01/2026	1,060,000	932,800
		1,635,476
ITALY (2.7%)
Banca Monte dei Paschi di Siena SpA, (fixed rate to 01/18/2023, variable rate thereafter) (EUR), 5.38%, 01/18/2028 (a)	1,200,000	1,079,771
Telecom Italia Capital SA (USD), 6.00%, 09/30/2034	1,950,000	2,268,825

34  2020 Annual Report

Statement of Investments (continued)

October 31, 2020

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
ITALY (continued)
UniCredit SpA, (fixed rate to 06/03/2023, variable rate thereafter) (EUR), 6.63%, 06/03/2023 (a)(c)	$530,000	$612,836
		3,961,432
JAMAICA (0.5%)
Digicel Group 0.5 Ltd., PIK (USD), 10.00%, 04/01/2024 (b)	919,129	698,538
JAPAN (0.8%)
SoftBank Group Corp., (fixed rate to 07/19/2023, variable rate thereafter), VRN (USD), 6.00%, 07/19/2023 (a)(c)	1,260,000	1,162,350
LUXEMBOURG (3.4%)
Altice Financing SA (USD), 7.50%, 05/15/2026 (a)	1,035,000	1,080,281
Altice France Holding SA
(EUR), 8.00%, 05/15/2027 (a)	283,000	345,252
(USD), 10.50%, 05/15/2027 (a)	579,000	638,348
Galapagos SA (EUR), 5.38%, 06/15/2021 (a)(d)(e)	60,500	70
Garfunkelux Holdco 3 SA
(EUR), 6.75%, 11/01/2025 (a)	231,000	263,653
(GBP), 7.75%, 11/01/2025 (a)	240,000	305,031
Kleopatra Holdings 1 SCA, PIK (EUR), 9.25%, 06/30/2023 (a)(b)	913,055	946,442
LHMC Finco 2 Sarl, PIK (EUR), 7.25%, 10/02/2025 (a)(b)	260,000	212,471
Matterhorn Telecom SA (EUR), 3.13%, 09/15/2026 (a)	987,000	1,086,631
		4,878,179
MEXICO (2.0%)
Petroleos Mexicanos
(USD), 6.49%, 01/23/2027	1,000,000	930,500
(USD), 5.35%, 02/12/2028	1,580,000	1,349,620
Sixsigma Networks Mexico SA de CV (USD), 7.50%, 05/02/2025 (a)	750,000	651,563
		2,931,683
NETHERLANDS (4.8%)
ING Groep NV, (fixed rate to 04/16/2025, variable rate thereafter) (USD), 6.50%, 04/16/2025 (c)	1,027,000	1,087,336
Lincoln Financing SARL (EUR), 3.63%, 04/01/2024 (a)	743,000	822,068
OCI NV
(EUR), 3.13%, 11/01/2024 (a)	741,000	849,964
(USD), 5.25%, 11/01/2024 (a)	470,000	480,575
Stichting AK Rabobank Certificaten (EUR), Zero Coupon, 12/29/2049 (a)(c)	510,000	735,782
Trivium Packaging Finance BV (USD), 5.50%, 08/15/2026 (a)	690,000	722,775

	Shares or Principal Amount	Value (US$)
UPCB Finance VII Ltd. (EUR), 3.63%, 06/15/2029 (a)	$500,000	$580,963
Ziggo Bond Co. BV
(EUR), 3.38%, 02/28/2030 (a)	732,000	809,685
(USD), 5.13%, 02/28/2030 (a)	200,000	205,500
Ziggo BV (USD), 5.50%, 01/15/2027 (a)	724,000	751,150
		7,045,798
NIGERIA (0.5%)
IHS Netherlands Holdco BV (USD), 8.00%, 09/18/2027 (a)	760,000	771,400
PANAMA (0.6%)
C&W Senior Financing DAC (USD), 6.88%, 09/15/2027 (a)	879,000	925,587
REPUBLIC OF IRELAND (1.9%)
Cimpress PLC (USD), 7.00%, 06/15/2026 (a)	1,190,000	1,184,050
Virgin Media Vendor Financing Notes III DAC (GBP), 4.88%, 07/15/2028 (a)	1,194,000	1,537,159
		2,721,209
SOUTH AFRICA (0.6%)
Liquid Telecommunications Financing PLC (USD), 8.50%, 07/13/2022 (a)	785,000	797,874
SPAIN (1.0%)
Banco Bilbao Vizcaya Argentaria SA, Series 9 (fixed rate to 03/05/2025, variable rate thereafter) (USD), 6.50%, 03/05/2025 (c)	800,000	786,000
Cirsa Finance International Sarl
(USD), 7.88%, 12/20/2023 (a)	361,000	326,705
(EUR), 3.63%, 09/30/2025 (a)(f)	408,000	394,555
		1,507,260
SWEDEN (1.4%)
Intrum AB
(EUR), 3.50%, 07/15/2026 (a)	806,000	834,512
(EUR), 3.00%, 09/15/2027 (a)	405,000	407,770
Unilabs Subholding AB (EUR), 5.75%, 05/15/2025 (a)	650,000	756,485
		1,998,767
TURKEY (1.9%)
Akbank Turk AS, (fixed rate to 03/16/2022, variable rate thereafter) (USD), 7.20%, 03/16/2027 (a)	619,000	561,743
KOC Holding AS (USD), 5.25%, 03/15/2023 (a)	820,000	815,900
Turk Telekomunikasyon (USD), 4.88%, 06/19/2024 (a)	740,000	713,404
Turkiye Garanti Bankasi (USD), 5.88%, 03/16/2023 (a)	200,000	197,000
Turkiye Garanti Bankasi AS (USD), 5.25%, 09/13/2022 (a)	450,000	442,125
		2,730,172

2020 Annual Report  35

Statement of Investments (continued)

October 31, 2020

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UKRAINE (0.9%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	$715,000	$720,506
MHP Lux SA (USD), 6.95%, 04/03/2026 (a)	619,000	620,671
		1,341,177
UNITED ARAB EMIRATES (0.2%)
Shelf Drilling Holdings Ltd. (USD), 8.25%, 02/15/2025 (a)	835,000	275,550
UNITED KINGDOM (3.2%)
Arqiva Broadcast Finance PLC (GBP), 6.75%, 09/30/2023 (a)	800,000	1,064,900
BP Capital Markets PLC, (fixed rate to 03/22/2030, variable rate thereafter), VRN (USD), 4.88%, 03/22/2030 (c)	830,000	871,500
BP Capital Markets PLC, (fixed rate to 06/22/2025, variable rate thereafter), VRN (USD), 4.38%, 06/22/2025 (c)	830,000	856,975
Merlin Entertainments Ltd. (USD), 5.75%, 06/15/2026 (a)	695,000	639,400
Virgin Money UK PLC (fixed rate to 12/08/2022, variable rate thereafter) (GBP), 8.00%, 12/08/2022 (a)(c)	1,065,000	1,272,090
		4,704,865
UNITED STATES (53.4%)
Academy Ltd. (USD), 6.00%, 11/15/2027 (a)	1,023,000	1,022,404
ACI Worldwide, Inc. (USD), 5.75%, 08/15/2026 (a)	754,000	795,470
Adams Homes, Inc. (USD), 7.50%, 02/15/2025 (a)	1,054,000	1,059,270
Adient Global Holdings Ltd. (USD), 4.88%, 08/15/2026 (a)	325,000	311,149
Adient US LLC (USD), 9.00%, 04/15/2025 (a)	328,000	360,702
Alliance Data Systems Corp. (USD), 4.75%, 12/15/2024 (a)	857,000	801,295
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (USD), 5.25%, 08/15/2027 (a)	200,000	205,942
ASGN, Inc. (USD), 4.63%, 05/15/2028 (a)	830,000	853,481
Banff Merger Sub, Inc. (EUR), 8.38%, 09/01/2026 (a)	725,000	858,219
Bausch Health Americas, Inc. (USD), 8.50%, 01/31/2027 (a)	531,000	580,606
Bausch Health Cos., Inc. (USD), 7.00%, 03/15/2024 (a)	106,000	109,843
Berry Global, Inc. (USD), 4.88%, 07/15/2026 (a)	771,000	807,622
Boeing Co.
(USD), 4.88%, 05/01/2025	390,000	424,913
(USD), 5.04%, 05/01/2027	385,000	422,833

	Shares or Principal Amount	Value (US$)
Boyd Gaming Corp. (USD), 8.63%, 06/01/2025 (a)	$745,000	$815,551
Bruce Mansfield Unit 1 2007 Pass Through Trust (USD), 8.88%, 08/01/2023 (d)(e)	951,000	1,189
Cable One, Inc. (USD), 4.00%, 11/15/2030 (a)	403,000	409,045
CCM Merger, Inc.
(USD), 6.00%, 03/15/2022 (a)	950,000	965,675
(USD), 6.38%, 05/01/2026 (a)	887,000	908,066
CCO Holdings LLC / CCO Holdings Capital Corp.
(USD), 4.50%, 08/15/2030 (a)	251,000	260,726
(USD), 4.25%, 02/01/2031 (a)	545,000	557,263
Cedar Fair LP (USD), 5.25%, 07/15/2029	507,000	460,103
CenturyLink, Inc. (USD), 5.13%, 12/15/2026 (a)	570,000	582,825
ChampionX Corp. (USD), 6.38%, 05/01/2026	668,000	637,232
Cheniere Energy Partners LP, Series WI (USD), 5.25%, 10/01/2025	753,000	766,554
Cheniere Energy, Inc. (USD), 4.63%, 10/15/2028 (a)	327,000	337,628
Cincinnati Bell, Inc. (USD), 8.00%, 10/15/2025 (a)	570,000	604,200
Clean Harbors, Inc. (USD), 4.88%, 07/15/2027 (a)	570,000	595,650
Comstock Resources, Inc. (USD), 9.75%, 08/15/2026	544,000	573,240
Consolidated Communications, Inc. (USD), 6.50%, 10/01/2028 (a)	1,020,000	1,048,050
Continental Resources, Inc. (USD), 4.38%, 01/15/2028	465,000	417,998
Cornerstone Building Brands, Inc. (USD), 6.13%, 01/15/2029 (a)	917,000	936,761
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (USD), 5.63%, 05/01/2027 (a)	1,260,000	1,104,075
CSC Holdings LLC
(USD), 5.75%, 01/15/2030 (a)	211,000	225,569
(USD), 4.63%, 12/01/2030 (a)	580,000	579,843
DISH DBS Corp. (USD), 5.88%, 07/15/2022	875,000	901,250
DISH Network Corp. (USD), 3.38%, 08/15/2026 (g)	455,000	402,179
Encompass Health Corp. (USD), 5.13%, 03/15/2023	1,095,000	1,103,212
Energy Transfer Operating LP, (fixed rate to 05/15/2025, variable rate thereafter), Series F (USD), 6.75%, 05/15/2025 (c)	830,000	663,751
Enviva Partners LP / Enviva Partners Finance Corp. (USD), 6.50%, 01/15/2026 (a)	699,000	737,445

36  2020 Annual Report

Statement of Investments (continued)

October 31, 2020

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
EQM Midstream Partners LP
(USD), 6.00%, 07/01/2025 (a)	$262,000	$268,550
(USD), 6.50%, 07/01/2027 (a)	343,000	359,737
EQT Corp.
(USD), 7.88%, 02/01/2025	615,000	684,187
(USD), 5.00%, 01/15/2029	34,000	34,000
ESH Hospitality, Inc. (USD), 4.63%, 10/01/2027 (a)	909,000	890,820
Fair Isaac Corp. (USD), 4.00%, 06/15/2028 (a)	507,000	524,111
Ford Motor Co.
(USD), 8.50%, 04/21/2023	827,000	912,801
(USD), 9.00%, 04/22/2025	1,189,000	1,398,561
(USD), 9.63%, 04/22/2030	52,000	69,810
Gartner, Inc. (USD), 4.50%, 07/01/2028 (a)	635,000	662,915
GCI LLC (USD), 4.75%, 10/15/2028 (a)	668,000	689,510
General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), Series A (USD), 5.75%, 09/30/2027 (c)	1,749,000	1,707,625
GLP Capital LP / GLP Financing II, Inc. (USD), 4.00%, 01/15/2031	1,215,000	1,270,355
Goodyear Tire & Rubber Co. (The) (USD), 9.50%, 05/31/2025	1,042,000	1,143,595
Gray Television, Inc. (USD), 7.00%, 05/15/2027 (a)	430,000	463,863
Howmet Aerospace, Inc. (USD), 6.88%, 05/01/2025	623,000	693,087
International Game Technology PLC (EUR), 3.50%, 06/15/2026 (a)	722,000	792,152
IQVIA, Inc. (EUR), 2.88%, 06/15/2028 (a)	718,000	843,845
Iron Mountain, Inc.
(USD), 5.25%, 03/15/2028 (a)	1,160,000	1,189,000
(USD), 5.00%, 07/15/2028 (a)	150,000	153,125
(USD), 5.25%, 07/15/2030 (a)	420,000	431,025
JBS Investments II GmbH (USD), 5.75%, 01/15/2028 (a)	674,000	708,121
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. (USD), 5.50%, 01/15/2030 (a)	375,000	407,813
Logan Merger Sub, Inc. (USD), 5.50%, 09/01/2027 (a)	472,000	478,490
Macy’s, Inc. (USD), 8.38%, 06/15/2025 (a)	629,000	656,739
Marriott Ownership Resorts, Inc. (USD), 4.75%, 01/15/2028	667,000	635,318
MDC Holdings, Inc.
(USD), 3.85%, 01/15/2030	890,000	940,338
(USD), 6.00%, 01/15/2043	235,000	293,950

	Shares or Principal Amount	Value (US$)
Midcontinent Communications / Midcontinent Finance Corp. (USD), 5.38%, 08/15/2027 (a)	$642,000	$668,402
Minerals Technologies, Inc. (USD), 5.00%, 07/01/2028 (a)	768,000	791,040
Moss Creek Resources Holdings, Inc. (USD), 7.50%, 01/15/2026 (a)	924,000	459,690
MPT Operating Partnership LP / MPT Finance Corp. (GBP), 3.69%, 06/05/2028	782,000	1,026,763
Navient Corp. (USD), 6.50%, 06/15/2022	1,150,000	1,173,000
NCL Corp. Ltd. (USD), 10.25%, 02/01/2026 (a)	647,000	664,792
Nexstar Broadcasting, Inc. (USD), 4.75%, 11/01/2028 (a)	651,000	655,882
Nielsen Finance LLC / Nielsen Finance Co.
(USD), 5.63%, 10/01/2028 (a)	895,000	926,325
(USD), 5.88%, 10/01/2030 (a)	148,000	155,585
Novelis Corp. (USD), 5.88%, 09/30/2026 (a)	1,355,000	1,398,197
NRG Energy, Inc. (USD), 7.25%, 05/15/2026	838,000	885,758
Occidental Petroleum Corp.
(USD), 3.50%, 06/15/2025	390,000	313,346
(USD), 5.88%, 09/01/2025	298,000	262,240
(USD), 3.00%, 02/15/2027	245,000	184,975
(USD), 6.38%, 09/01/2028	780,000	682,500
(USD), 6.63%, 09/01/2030	298,000	261,137
(USD), 4.40%, 08/15/2049	300,000	201,000
Parsley Energy LLC / Parsley Finance Corp. (USD), 5.63%, 10/15/2027 (a)	685,000	728,669
Photo Holdings Merger Sub, Inc. (USD), 8.50%, 10/01/2026 (a)	1,560,000	1,450,800
Qwest Capital Funding, Inc.
(USD), 6.88%, 07/15/2028	1,015,000	1,055,600
(USD), 7.75%, 02/15/2031	1,020,000	1,077,916
Rattler Midstream LP (USD), 5.63%, 07/15/2025 (a)	803,000	825,082
Royal Caribbean Cruises Ltd. (USD), 5.25%, 11/15/2022	480,000	428,474
Sabre GLBL, Inc. (USD), 7.38%, 09/01/2025 (a)	634,000	646,680
Sealed Air Corp. (USD), 4.00%, 12/01/2027 (a)	71,000	74,373
Sirius XM Radio, Inc. (USD), 5.50%, 07/01/2029 (a)	635,000	691,166
Six Flags Entertainment Corp. (USD), 4.88%, 07/31/2024 (a)	510,000	473,912
Six Flags Theme Parks, Inc. (USD), 7.00%, 07/01/2025 (a)	391,000	413,971
SM Energy Co. (USD), 6.75%, 09/15/2026	820,000	315,700

2020 Annual Report  37

Statement of Investments (continued)

October 31, 2020

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
Southwestern Energy Co.
(USD), 7.50%, 04/01/2026	$309,000	$314,500
(USD), 8.38%, 09/15/2028	304,000	317,680
Sprint Capital Corp. (USD), 6.88%, 11/15/2028	520,000	657,150
Staples, Inc.
(USD), 7.50%, 04/15/2026 (a)	920,000	860,200
(USD), 10.75%, 04/15/2027 (a)	215,000	170,925
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. (USD), 7.50%, 06/15/2025 (a)	1,355,000	1,212,725
Tecnoglass, Inc. (USD), 8.20%, 01/31/2022 (a)	1,617,000	1,665,526
TEGNA, Inc. (USD), 4.63%, 03/15/2028 (a)	833,000	825,086
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (USD), 6.75%, 06/01/2025 (a)	799,000	810,785
Tenet Healthcare Corp.
(USD), 4.63%, 07/15/2024	657,000	668,104
(USD), 4.88%, 01/01/2026 (a)	525,000	532,576
Univision Communications, Inc. (USD), 6.63%, 06/01/2027 (a)	618,000	624,953
USA Compression Partners LP / USA Compression Finance Corp. (USD), 6.88%, 09/01/2027	913,000	917,757
VICI Properties LP / VICI Note Co., Inc. (USD), 4.13%, 08/15/2030 (a)	846,000	856,575
Vistra Operations Co. LLC (USD), 5.63%, 02/15/2027 (a)	540,000	562,950
Western Midstream Operating LP (USD), 4.75%, 08/15/2028	742,000	693,770
Wolverine World Wide, Inc. (USD), 6.38%, 05/15/2025 (a)	502,000	534,630
WPX Energy, Inc.
(USD), 5.75%, 06/01/2026	286,000	293,722
(USD), 5.25%, 10/15/2027	465,000	466,353
Wyndham Destinations, Inc.
(USD), 5.65%, 04/01/2024	1,000,000	1,022,000
(USD), 6.63%, 07/31/2026 (a)	246,000	261,732
		77,674,946
ZAMBIA (1.4%)
First Quantum Minerals Ltd.
(USD), 7.25%, 04/01/2023 (a)	672,000	675,360
(USD), 6.88%, 10/15/2027 (a)	1,347,000	1,340,265
		2,015,625
Total Corporate Bonds		138,768,714

	Shares or Principal Amount	Value (US$)
BANK LOANS (0.2%)
UNITED KINGDOM (0.2%)
Froneri International Ltd., 2020 USD 2nd Lien Term Loan (USD), 5.897%, 01/31/2028	$316,000	$311,655
Total Bank Loans		311,655
COMMON STOCKS (0.0%)
UNITED KINGDOM (0.0%)
Brighthouse Financial, Inc. (e)(h)	35,521	—
Total Common Stocks		0
EXCHANGE-TRADED FUNDS (2.3%)
UNITED STATES (2.3%)
iShares iBoxx High Yield Corporate Bond ETF	40,000	3,355,200
Total Exchange-Traded Funds		3,355,200
SHORT-TERM INVESTMENT —2.4%
UNITED STATES (2.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (i)	3,456,535	3,456,535
Total Short-Term Investment		3,456,535
Total Investments (Cost $146,884,894) (j)—100.2%		145,892,104
Liabilities in Excess of Other Assets—(0.2)%		(297,542)
Net Assets—100.0%		$145,594,562

(a)Denotes a security issued under Regulation S or Rule 144A.

(b)Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

(c)Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(d)Security is in default.

(e)Illiquid security.

(f)Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)Convertible Bond

(h)Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(i)Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.

(j)See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETFExchange-Traded Fund

EUREuro Currency

GBPBritish Pound Sterling

PIKPayment In Kind

PLCPublic Limited Company

USDU.S. Dollar

38  2020 Annual Report

Statement of Investments (concluded)

October 31, 2020

Aberdeen Global High Income Fund

See accompanying Notes to Financial Statements.

At October 31, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
02/01/2021	Citibank N.A.	USD	4,809,516	GBP	3,716,000	$4,817,230	$(7,714)
02/01/2021	Royal Bank of Canada (UK)	USD	311,803	GBP	240,000	311,124	679
United States Dollar/Euro
02/01/2021	Royal Bank of Canada (UK)	USD	793,824	EUR	676,000	789,020	4,804
02/01/2021	UBS AG	USD	20,694,079	EUR	17,605,000	20,548,369	145,710
						$26,465,743	$143,479
Total unrealized appreciation on open forward foreign currency exchange contracts							$151,193
Total unrealized depreciation on open forward foreign currency exchange contracts							$(7,714)

*Certain contracts with different trade dates and like characteristics have been shown net.

2020 Annual Report  39

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

October 31, 2020

	Aberdeen Select International Equity Fund	Aberdeen Global Equity Impact Fund	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
Assets:
Investments in securities, at fair value	$129,353,290	$61,451,565	$205,044,778	$142,435,569
Short-term investments	—	1,207,639	9,269,504	3,456,535
Cash	—	—	6,571	—
Cash collateral pledged for futures	—	—	386,732	—
Foreign currency, at fair value	20,936	22,228	85,732	—
Cash at broker for forward foreign currency contracts	—	—	100,000	—
Receivable for investments sold	1,076,699	—	10,528,490	2,665,245
Interest and dividends receivable	93,489	46,301	846,198	2,198,112
Unrealized appreciation on forward foreign currency exchange contracts	—	—	416,854	151,193
Receivable for capital shares issued	1,752	3,875	34,831	1,058
Receivable from Advisor (Note 3)	20,313	—	18,934	—
Tax reclaim receivable	251,285	67,642	—	—
Prepaid expenses	3,681	1,702	4,894	5,898
Total assets	130,821,445	62,800,952	226,743,518	150,913,610
Liabilities:
Due to custodian	5,506	—	—	41
Payable for investments purchased	—	—	23,576,415	4,630,906
Unrealized depreciation on forward foreign currency exchange contracts	—	—	432,076	7,714
Payable for capital shares redeemed	58,494	43,615	75,543	393,690
Payable for income taxes (See note 2g of the Notes to Financial Statements)	9,691,823	2,522,118	—	—
Variation margin payable for futures contracts	—	—	189,456	—
Accrued expenses and other payables:
Custodian fees	45,537	37,370	53,790	47,184
Audit fees	28,860	28,860	49,640	50,140
Investment advisory fees	—	47,383	—	94,914
Interest expense on line of credit	15	120	—	5,335
Legal fees	25,494	13,373	43,792	16,021
Distribution fees	22,561	7,149	6,440	18,693
Sub-transfer agent and administrative services fees	19,450	6,619	6,206	17,304
Transfer agent fees	4,882	3,864	3,854	6,033
Other accrued expenses	91,603	71,124	58,835	31,073
Total liabilities	9,994,225	2,781,595	24,496,047	5,319,048
Net Assets	$120,827,220	$60,019,357	$202,247,471	$145,594,562

Cost:
Investments in securities, at cost	$118,852,094	$51,870,400	$202,684,228	$143,428,359
Short-term investment	—	1,207,639	9,269,504	3,456,535
Foreign currency	20,711	22,216	87,272	138
Net Assets Consist of:
Par value	$4,592	$4,561	$14,230	$17,790
Paid in capital in excess of par value	536,990,826	74,643,770	187,959,316	384,585,002
Distributable earnings (accumulated loss)	(416,168,198)	(14,628,974)	14,273,925	(239,008,230)
Net Assets	$120,827,220	$60,019,357	$202,247,471	$145,594,562

Net Assets
Class A Shares	$100,779,843	$32,180,390	$30,335,562	$87,357,854
Institutional Class Shares	20,047,377	27,838,967	171,911,909	58,236,708
Total	$120,827,220	$60,019,357	$202,247,471	$145,594,562
Shares Outstanding****
Class A Shares	3,848,661	2,448,313	2,102,619	10,335,341
Institutional Class Shares	743,147	2,112,715	12,127,147	7,454,552
Total	4,591,808	4,561,028	14,229,766	17,789,893
Net asset value and redemption price per share
Class A Shares	$26.19	$13.14	$14.43	$8.45
Institutional Class Shares	$26.98	$13.18	$14.18	$7.81

*Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Board of Trustees is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

Amounts listed as “—” are $0 or round to $0.

40  2020 Annual Report

Statements of Operations

October 31, 2020

See accompanying Notes to Financial Statements.

	Aberdeen Select International Equity Fund	Aberdeen Global Equity Impact Fund	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
INVESTMENT INCOME:
Dividend income	$2,892,111	$1,178,913	$—	$79,945
Interest income	16,309	3,213	5,099,926	9,953,136
Foreign tax withholding	(313,533)	(99,075)	—	(6,137)
Total Income	2,594,887	1,083,051	5,099,926	10,026,944
EXPENSES:
Investment advisory fees	1,014,872	479,930	665,041	1,133,256
Trustee fees	92,600	43,437	134,136	132,813
Legal fees	78,422	38,306	123,402	88,435
Audit fees	36,360	36,360	49,640	50,715
Printing fees	21,774	10,670	27,268	24,048
Custodian fees	189,526	162,442	212,542	207,765
Transfer agent fees	26,727	22,870	22,589	34,168
Distribution fees Class A	264,456	81,910	70,738	249,112
Sub-transfer agent and administrative service fees Class A	179,099	35,201	15,611	121,932
Sub-transfer agent and administrative service fees Class I	7,415	12,246	32,154	23,159
Registration and filing fees	37,607	36,957	39,842	45,051
Other	142,651	106,833	89,587	153,935
Total expenses before reimbursed/waived expenses	2,091,509	1,067,162	1,482,550	2,264,389
Interest expense	347	100	—	7,597
Total operating expenses before reimbursed/waived expenses	2,091,856	1,067,262	1,482,550	2,271,986
Expenses reimbursed	(391,729)	(288,816)	(566,257)	(698,958)
Expenses waived by investment adviser	(6,343)	(3,000)	(9,501)	(8,717)
Total operating expenses	1,693,784	775,446	906,792	1,564,311
Net Investment Income	901,103	307,605	4,193,134	8,462,633
Realized gain/(loss) on investment transactions	(9,642,562)	1,581,439	12,518,500	(2,367,210)
Realized gain on futures contracts	—	—	966,130	—
Realized gain/(loss) on forward foreign currency exchange contracts	—	—	708,349	(1,057,078)
Realized gain/(loss) on foreign currency transactions	(11,873)	94,657	(57,149)	22,624
Net realized gain/(loss) from investments, futures, written options, credit default swaps, forward foreign currency exchange contracts and foreign currency transactions	(9,654,435)	1,676,096	14,135,830	(3,401,664)
Net change in unrealized appreciation/(depreciation) on investment transactions	9,587,852	6,599,867	(3,368,028)	4,063,500
Net change in unrealized appreciation/(depreciation) on futures contracts	—	—	118,908	—
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	—	—	55,371	816,543
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	196,955	3,373	(2,576)	(20,271)
Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	9,784,807	6,603,240	(3,196,325)	(3,267,228)
Net realized/unrealized gain/(loss) from investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	130,372	8,279,336	10,939,505	(6,668,892)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,031,475	$8,586,941	$15,132,639	$1,793,741

Amounts listed as “—” are $0 or round to $0.

2020 Annual Report  41

See accompanying Notes to Financial Statements.

	Aberdeen Select International Equity Fund		Aberdeen Global Equity Impact Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$901,103	$4,926,926	$307,605	$1,138,326
Net realized gain/(loss) from investments, futures, written options, credit default swaps, forward foreign currency exchange contracts and foreign currency transactions	(9,654,435)	(8,044,959)	1,676,096	(1,782,757)
Net change in unrealized appreciation/(depreciation) on investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	9,784,807	24,104,999	6,603,240	9,304,224
Changes in net assets resulting from operations	1,031,475	20,986,966	8,586,941	8,659,793
Distributions to Shareholders From:
Distributable earnings:
Class A	(5,312,435)	(1,053,676)	(803,122)	(624,526)
Institutional Class	(1,093,873)	(228,588)	(726,056)	(502,461)

Change in net assets from shareholder distributions	(6,406,308)	(1,282,264)	(1,529,178)	(1,126,987)

Change in net assets from capital transactions	(21,659,634)	(24,858,894)	(9,908,458)	(9,103,793)
Change in net assets	(27,034,467)	(5,154,192)	(2,850,695)	(1,570,987)
Net Assets:
Beginning of year	147,861,687	153,015,879	62,870,052	64,441,039
End of year	$120,827,220	$147,861,687	$60,019,357	$62,870,052

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$771,481	$932,190	$1,039,587	$929,818
Dividends reinvested	5,206,109	1,029,521	789,572	612,786
Cost of shares redeemed	(21,183,921)	(23,972,777)	(8,374,926)	(6,778,782)
Total Class A	(15,206,331)	(22,011,066)	(6,545,767)	(5,236,178)
Institutional Class Shares
Proceeds from shares issued	589,349	678,275	973,288	629,241
Dividends reinvested	1,038,151	219,031	658,005	458,213
Cost of shares redeemed	(8,080,803)	(3,745,134)	(4,993,984)	(4,955,069)
Total Institutional Class	(6,453,303)	(2,847,828)	(3,362,691)	(3,867,615)
Change in net assets from capital transactions:	$(21,659,634)	$(24,858,894)	$(9,908,458)	$(9,103,793)

SHARE TRANSACTIONS:
Class A Shares
Issued	30,509	37,236	85,138	86,577
Reinvested	195,058	45,594	65,200	62,979
Redeemed	(846,478)	(959,483)	(717,173)	(628,136)
Total Class A Shares	(620,911)	(876,653)	(566,835)	(478,580)
Institutional Class Shares
Issued	22,690	26,162	78,425	57,741
Reinvested	37,834	9,445	54,291	47,044
Redeemed	(304,811)	(145,433)	(424,815)	(464,528)
Total Institutional Class Shares	(244,287)	(109,826)	(292,099)	(359,743)
Total change in shares:	(865,198)	(986,479)	(858,934)	(838,323)

Amounts listed as “—” are $0 or round to $0.

Statements of Changes in Net Assets

42  2020 Annual Report

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,193,134	$5,720,676	$8,462,633	$11,638,157
Net realized gain/(loss) from investments, futures, written options, credit default swaps, forward foreign currency exchange contracts and foreign currency transactions	14,135,830	2,511,478	(3,401,664)	(9,196,708)
Net change in unrealized appreciation/(depreciation) on investments, futures, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(3,196,325)	13,899,673	(3,267,228)	13,276,722
Changes in net assets resulting from operations	15,132,639	22,131,827	1,793,741	15,718,171
Distributions to Shareholders From:
Distributable earnings:
Class A	(660,922)	(665,549)	(4,453,918)	(8,223,692)
Institutional Class	(4,424,226)	(4,279,060)	(3,724,345)	(7,225,670)
Tax return of capital:
Class A	—	—	—	(1,106,741)
Institutional Class	—	—	—	(907,505)
Change in net assets from shareholder distributions	(5,085,148)	(4,944,609)	(8,178,263)	(17,463,608)

Change in net assets from capital transactions	9,118,987	(45,958,942)	(66,034,490)	(1,298,829)
Change in net assets	19,166,478	(28,771,724)	(72,419,012)	(3,044,266)
Net Assets:
Beginning of year	183,080,993	211,852,717	218,013,574	221,057,840
End of year	$202,247,471	$183,080,993	$145,594,562	$218,013,574

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,426,974	$2,917,417	$18,196,380	$17,021,572
Dividends reinvested	596,699	627,533	4,263,692	9,020,455
Cost of shares redeemed	(8,846,301)	(18,081,858)	(46,864,551)	(40,539,921)
Total Class A	2,177,372	(14,536,908)	(24,404,479)	(14,497,894)
Institutional Class Shares
Proceeds from shares issued	52,392,046	43,494,897	65,628,374	90,133,868
Dividends reinvested	4,108,931	3,980,238	3,169,670	6,701,900
Cost of shares redeemed	(49,559,362)	(78,897,169)	(110,428,055)	(83,636,703)
Total Institutional Class	6,941,615	(31,422,034)	(41,630,011)	13,199,065
Change in net assets from capital transactions:	$9,118,987	$(45,958,942)	$(66,034,490)	$(1,298,829)

SHARE TRANSACTIONS:
Class A Shares
Issued	733,946	218,340	2,135,914	1,981,597
Reinvested	42,614	47,490	509,063	1,067,956
Redeemed	(626,369)	(1,390,448)	(5,641,214)	(4,727,209)
Total Class A Shares	150,191	(1,124,618)	(2,996,237)	(1,677,656)
Institutional Class Shares
Issued	3,775,726	3,336,557	8,466,151	11,283,918
Reinvested	298,491	305,676	406,876	849,709
Redeemed	(3,601,409)	(6,090,047)	(14,020,800)	(10,534,928)
Total Institutional Class Shares	472,808	(2,447,814)	(5,147,773)	1,598,699
Total change in shares:	622,999	(3,572,432)	(8,144,010)	(78,957)

Amounts listed as “—” are $0 or round to $0.

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2020 Annual Report  45

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

44  2020 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

Aberdeen Select International Equity Fund Aberdeen Select International Equity Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2020	$26.95	$0.17		$0.29	$0.46	$(1.22)	$—	$(1.22)	$26.19	1.63%	(e)	$100,780	1.38%	1.38%	1.71%	0.67%		34%
Year Ended October 31, 2019	23.64	0.81	(f)	2.70	3.51	(0.20)	—	(0.20)	26.95	15.02%	(f)	120,472	1.44%	2.99%	3.06%	3.24%	(f)	132%
Year Ended October 31, 2018	28.01	0.01		(3.20)	(3.19)	(1.15)	(0.03)	(1.18)	23.64	(11.93%	)	126,383	1.54%	2.50%	2.50%	0.05%		19%
Year Ended October 31, 2017	22.26	1.75	(g)	4.22	5.97	(0.22)	—	(0.22)	28.01	27.14%	(g)	177,342	1.42%	3.93%	3.93%	7.02%	(g)	18%
Year Ended October 31, 2016	22.82	0.45	(h)	(0.29)	0.16	(0.72)	—	(0.72)	22.26	0.99%	(h)(i)	182,094	1.35%	1.42%	1.42%	2.08%	(h)	23%
Institutional Class Shares
Year Ended October 31, 2020	27.74	0.24		0.30	0.54	(1.30)	—	(1.30)	26.98	1.86%	(e)	20,047	1.13%	1.13%	1.33%	0.90%		34%
Year Ended October 31, 2019	24.27	0.91	(f)	2.77	3.68	(0.21)	—	(0.21)	27.74	15.34%	(f)	27,390	1.18%	2.77%	2.82%	3.53%	(f)	132%
Year Ended October 31, 2018	28.73	0.09		(3.30)	(3.21)	(1.22)	(0.03)	(1.25)	24.27	(11.71%	)	26,633	1.30%	2.22%	2.23%	0.33%		19%
Year Ended October 31, 2017	22.84	1.72	(g)	4.46	6.18	(0.29)	—	(0.29)	28.73	27.42%	(g)	35,318	1.17%	3.46%	3.46%	6.65%	(g)	18%
Year Ended October 31, 2016	23.40	0.51	(h)	(0.28)	0.23	(0.79)	—	(0.79)	22.84	1.30%	(h)(i)	32,094	1.10%	1.17%	1.17%	2.31%	(h)	23%

(a)Net investment income/(loss) is based on average shares outstanding during the period.

(b)Includes interest expense that amounts to less than 0.01%.

(c)During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been (0.38%). For Institutional Class Shares, this amount would have been (0.11%).

(f)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.28, 12.13%, and 1.13%, respectively. For Institutional Class Shares, these amounts would have been $0.37, 12.41%, and 1.42%, respectively.

(g)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.14), 20.27%, and (0.55)%, respectively. For Institutional Class Shares, these amounts would have been $(0.24), 20.55%, and (0.92)%, respectively.

(h)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.03, 0.13%, and 0.13%, respectively. For Institutional Class Shares, these amounts would have been reduced by $0.03, 0.13%, and 0.13%, respectively.

(i)Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2016, which contributed $113,111 to the Select International Equity Fund to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been 0.94% for Class A Shares and 1.21% for Institutional Class Shares.

Amounts listed as “—” are $0 or round to $0.

2020 Annual Report  47

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

46  2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

Aberdeen Global Equity Impact FundAberdeen Global Equity Impact Fund

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2020	$11.59	$0.05		$1.77	$1.82	$(0.27)	$(0.27)	$13.14	15.93%	(e)	$32,180	1.41%	1.41%(d)	1.92%(d)	0.40%		32%
Year Ended October 31, 2019	10.29	0.18	(f)	1.30	1.48	(0.18)	(0.18)	11.59	14.76%	(f)	34,933	1.53%	2.21%(d)	2.47%(d)	1.69%	(f)	125%
Year Ended October 31, 2018	11.95	0.08		(1.41)	(1.33)	(0.33)	(0.33)	10.29	(11.48%)		35,964	1.77%	2.44%(d)	2.44%(d)	0.72%		19%
Year Ended October 31, 2017	9.79	0.43	(g)	1.89	2.32	(0.16)	(0.16)	11.95	24.10%	(g)	49,363	1.58%	3.14%(d)	3.15%(d)	3.98%	(g)	13%
Year Ended October 31, 2016	10.03	0.14	(h)	(0.08)	0.06	(0.30)	(0.30)	9.79	0.83%	(h)(i)	59,390	1.45%	1.49%(d)	1.50%(d)	1.49%	(h)	23%
Institutional Class Shares
Year Ended October 31, 2020	11.62	0.08		1.79	1.87	(0.31)	(0.31)	13.18	16.30%	(e)	27,839	1.16%	1.16%(d)	1.61%(d)	0.65%		32%
Year Ended October 31, 2019	10.30	0.21	(f)	1.30	1.51	(0.19)	(0.19)	11.62	14.99%	(f)	27,937	1.28%	1.97%(d)	2.20%(d)	1.95%	(f)	125%
Year Ended October 31, 2018	11.96	0.10		(1.40)	(1.30)	(0.36)	(0.36)	10.30	(11.23%)		28,477	1.52%	2.22%(d)	2.23%(d)	0.89%		19%
Year Ended October 31, 2017	9.81	0.45	(g)	1.88	2.33	(0.18)	(0.18)	11.96	24.32%	(g)	44,659	1.33%	2.88%(d)	2.89%(d)	4.22%	(g)	13%
Year Ended October 31, 2016	10.04	0.16	(h)	(0.06)	0.10	(0.33)	(0.33)	9.81	1.25%	(h)(i)	44,191	1.22%	1.26%(d)	1.27%(d)	1.71%	(h)	23%

(a)Net investment income/(loss) is based on average shares outstanding during the period.

(b)During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)Includes interest expense that amounts to less than 0.01%.

(e)Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.

(f)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.08, 13.56%, and 0.77%, respectively. For Institutional Class Shares, these amounts would have been $0.11, 13.81%, and 1.03%, respectively.

(g)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.06), 20.03%, and (0.61)%, respectively. For Institutional Class Shares, these amounts would have been $(0.04), 20.24%, and (0.37)%, respectively.

(h)Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.02, 0.21%, and 0.20%, respectively. For Institutional Class Shares, these amounts would have been by reduced $0.03, 0.31%, and 0.19%, respectively.

(i)Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2016, which contributed $127,579 to the Global Equity Impact Fund, to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been 0.73% for Class A Shares and 1.04% for Institutional Class Shares.

Amounts listed as “—” are $0 or round to $0.

2020 Annual Report  49

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

48  2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

Aberdeen Total Return Bond FundAberdeen Total Return Bond Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2020	$13.64	$0.28	$0.84	$1.12	$(0.33)	$—	$—	$(0.33)	$14.43	8.31%		$30,336	0.69%		1.03%		1.99%	269%
Year Ended October 31, 2019	12.49	0.36	1.09	1.45	(0.30)	—	—	(0.30)	13.64	11.72%		26,639	0.69%		0.98%		2.75%	141%
Year Ended October 31, 2018	13.33	0.34	(0.74)	(0.40)	(0.35)	(0.07)	(0.02)	(0.44)	12.49	(3.19%	)	38,426	0.69%	(d)	0.88%	(d)	2.67%	148%
Year Ended October 31, 2017	13.83	0.33	(0.18)	0.15	(0.18)	(0.47)	—	(0.65)	13.33	1.21%	(e)	62,556	0.69%	(d)	0.76%	(d)	2.46%	151%
Year Ended October 31, 2016	13.32	0.34	0.32	0.66	(0.15)	—	—	(0.15)	13.83	5.02%		65,242	0.69%	(d)	0.74%	(d)	2.47%	151%
Institutional Class Shares
Year Ended October 31, 2020	13.42	0.31	0.83	1.14	(0.38)	—	—	(0.38)	14.18	8.59%		171,912	0.44%		0.74%		2.25%	269%
Year Ended October 31, 2019	12.30	0.39	1.07	1.46	(0.34)	—	—	(0.34)	13.42	12.02%		156,442	0.44%		0.68%		2.98%	141%
Year Ended October 31, 2018	13.14	0.37	(0.74)	(0.37)	(0.38)	(0.07)	(0.02)	(0.47)	12.30	(2.96%	)	173,427	0.44%	(d)	0.62%	(d)	2.93%	148%
Year Ended October 31, 2017	13.64	0.36	(0.18)	0.18	(0.21)	(0.47)	—	(0.68)	13.14	1.50%	(e)	253,218	0.44%	(d)	0.51%	(d)	2.71%	151%
Year Ended October 31, 2016	13.14	0.36	0.33	0.69	(0.19)	—	—	(0.19)	13.64	5.29%		454,335	0.44%	(d)	0.47%	(d)	2.72%	151%

(a)Net investment income/(loss) is based on average shares outstanding during the period.

(b)During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)Includes interest expense that amounts to less than 0.01%.

(e)The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “—” are $0 or round to $0.

2020 Annual Report  51

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

50  2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

Aberdeen Global High Income FundAberdeen Global High Income Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2020	$8.71	$0.40	$(0.28)	$0.12	$(0.38)	$—	$(0.38)	$8.45	1.55%		$87,358	1.00%	1.45%	4.76%	99%
Year Ended October 31, 2019	8.74	0.44	0.19	0.63	(0.58)	(0.08)	(0.66)	8.71	7.65%		116,126	1.00%	1.33%	5.14%	98%
Year Ended October 31, 2018	9.23	0.50	(0.56)	(0.06)	(0.43)	—	(0.43)	8.74	(0.66%	)	131,219	1.00%	1.22%	5.56%	37%
Year Ended October 31, 2017	8.80	0.52	0.38	0.90	(0.43)	(0.04)	(0.47)	9.23	10.50%		185,613	1.00%	1.14%	5.79%	51%
Year Ended October 31, 2016	8.98	0.49	(0.33)	0.16	(0.34)	—	(0.34)	8.80	1.91%		233,369	1.00%	1.06%	5.76%	72%
Institutional Class Shares
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	—	(0.41)	7.81	1.86%		58,237	0.75%	1.10%	5.01%	99%
Year Ended October 31, 2019	8.16	0.43	0.17	0.60	(0.61)	(0.07)	(0.68)	8.08	7.91%		101,888	0.75%	1.05%	5.39%	98%
Year Ended October 31, 2018	8.65	0.49	(0.53)	(0.04)	(0.45)	—	(0.45)	8.16	(0.43%	)	89,839	0.75%	0.95%	5.80%	37%
Year Ended October 31, 2017	8.28	0.51	0.35	0.86	(0.45)	(0.04)	(0.49)	8.65	10.76%		203,575	0.75%	0.87%	6.01%	51%
Year Ended October 31, 2016	8.47	0.48	(0.31)	0.17	(0.36)	—	(0.36)	8.28	2.21%		351,466	0.75%	0.79%	6.00%	72%

fsLid=00091.50 fsLT=FN

(a)Net investment income/(loss) is based on average shares outstanding during the period.

(b)During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)Includes interest expense that amounts to less than 0.01%.

(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

52  2020 Annual Report

Notes to Financial Statements

October 31, 2020

1. Organization

Aberdeen Investment Funds (the “Trust”) was organized as a business trust under the laws of the State of Massachusetts by a Master Trust Agreement adopted on April 30, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. As of October 31, 2020, the Trust offered four diversified, open-ended investment funds: Aberdeen Select International Equity Fund (the “Select International Equity Fund”), Aberdeen Global Equity Impact Fund (“Global Equity Impact Fund”), Aberdeen Total Return Bond Fund (the “Total Return Bond Fund”), and Aberdeen Global High Income Fund (the “Global High Income Fund”). Each series of the Trust is also referred to herein as a “Fund” or collectively, the “Funds”.

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Board of Trustees is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

Each of the Funds offers multiple share classes. As of October 31, 2020, all of the Funds offered Class A and Institutional Class shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
Select International Equity Fund	Seeks long-term growth of capital.
Global Equity Impact Fund	Seeks long-term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which is derived from capital appreciation and income.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

a.Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the

2020 Annual Report  53

Notes to Financial Statements (continued)

October 31, 2020

effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.)(“Aberdeen,” the “Adviser” or “ASII”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective to maintain a $1.00 NAV, which is not guaranteed. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

• Level 1 - quoted prices in active markets for identical investments;

•

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

• Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

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Notes to Financial Statements (continued)

October 31, 2020

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Funds’ investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Select International Equity Fund
Investments in Securities
Common Stocks	14,274,899	114,159,973	2	128,434,874
Preferred Stocks	918,416	—	—	918,416
	15,193,315	114,159,973	2	129,353,290

Investments, at Value	Level 1	Level 2	Level 3	Total
Global Equity Impact Fund
Investments in Securities
Common Stocks	27,611,998	33,839,567	—	61,451,565
Short-Term Investment	1,207,639	—	—	1,207,639
	28,819,637	33,839,567	—	62,659,204

Investments, at Value	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Investments in Securities
Asset-Backed Securities	—	19,603,513	—	19,603,513
Commercial Mortgage-Backed Securities	—	25,226,227	—	25,226,227
Non-Agency Mortgage-Backed Securities	—	8,253,650	—	8,253,650
Corporate Bonds	—	53,629,002	—	53,629,002
Municipal Bonds	—	10,213,576	—	10,213,576
Government Bonds	—	7,836,021	—	7,836,021
U.S. Agencies	—	36,824,317	—	36,824,317
U.S. Treasuries	—	41,807,457	—	41,807,457
Agency Mortgage-Backed Securities	—	1,651,015	—	1,651,015
Short-Term Investment	9,269,504	—	—	9,269,504

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Notes to Financial Statements (continued)

October 31, 2020

Investments, at Value	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Assets
Futures Contracts	19,561	—	—	19,561
Forward Foreign Currency Exchange Contracts	—	416,854	—	416,854
Liabilities
Forward Foreign Currency Exchange Contracts	—	(432,076)	—	(432,076)
	9,289,065	205,029,556	—	214,318,621

Investments, at Value	Level 1	Level 2	Level 3	Total
Global High Income Fund
Investments in Securities
Corporate Bonds	—	138,768,714	—	138,768,714
Bank Loans	—	311,655	—	311,655
Exchange-Traded Funds	3,355,200	—	—	3,355,200
Money Market Funds	3,456,535	—	—	3,456,535
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	—	151,193	—	151,193
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,714)	—	(7,714)
	6,811,735	139,223,848	0	146,035,583

Level 3 investments held on Global High Income Fund, at the beginning, during and at the end of the fiscal year end in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation of Level 3 assets for the fiscal year ended October 31, 2020 is not presented. The valuation technique used at October 31, 2020 was a single unadjusted broker quote. The inputs utilized by the broker to value the investment were not available.

b.Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

Investments in emerging markets can be riskier and more volatile than investments in the United States and other developed markets. Adverse political and economic developments can make it more difficult for the Select International Equity Fund and Global Equity Impact Fund to sell foreign securities which could reduce the NAV of the Funds. In contrast to more established markets, emerging markets may have governments that are less stable and markets that are less liquid, increasing your investment risk.

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October 31, 2020

d.Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the fiscal year ended October 31, 2020, the Funds used forward contracts to hedge some of the Funds’ foreign currency holdings. Managing active currency risk involves both hedging currency risk and adding currency risk in excess of underlying bond positions. A Fund may also enter into forward contracts to obtain potential appreciation of a foreign currency, which also adds currency risk.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the fiscal year ended October 31, 2020, U.S. Treasury futures contracts were used to manage Total Return Bond Fund’s overall curve and interest rate exposure.

Options

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The Funds did not hold options as of October 31, 2020.

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Notes to Financial Statements (continued)

October 31, 2020

Swaps

The Total Return Bond Fund enters into interest rate swaps to manage interest-rate exposure. The Global High Income Fund uses credit default swaps to gain, or hedge, exposure to specific companies. A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

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Notes to Financial Statements (continued)

October 31, 2020

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2020:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Variation margin receivable for futures contracts Variation margin receivable for centrally cleared interest rate swap contracts	Variation margin payable for futures contracts Variation margin payable for centrally cleared interest rate swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Risk	Variation margin receivable for centrally cleared credit default swap contracts	Variation margin payable for centrally cleared credit default swap contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2020:

Total Return Bond Fund	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$416,854	Unrealized depreciation on forward foreign currency exchange contracts	$432,076
Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	$19,561	Variation margin payable for futures contracts	$—
Total		$436,415		$432,076

*The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Global High Income Fund	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$151,193	Unrealized depreciation on forward foreign currency exchange contracts	$7,714
Total		$151,193		$7,714

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Notes to Financial Statements (continued)

October 31, 2020

A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Total Return Bond Fund
Forward foreign currency(2)
Barclays Bank plc	$—	$—	$—	$—	$31,823	$—	$(20,000	)$	11,823
Citibank N.A.	172,046	(135,326)	—	36,720	135,326	(135,326)	—		—
HSBC Bank USA	29,509	(29,509)	—	—	49,175	(29,509)	—		19,666
JPMorgan Chase Bank N.A.	33,554	—	—	33,554	—	—	—		—
Royal Bank of Canada	181,745	(181,745)	—	—	215,752	(181,745)	—		34,007

1.In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global High Income Fund
Forward foreign currency(2)
Citibank N.A.	$—	$—	$—	$—	$7,714	$—	$—	$7,714
Royal Bank of Canada (UK)	5,483	—	—	5,483	—	—	—	—
UBS AG	145,710	—	—	145,710	—	—	—	—

1.In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

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Notes to Financial Statements (continued)

October 31, 2020

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2020:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign currency exchange contracts (foreign exchange risk)		$708,349	$55,371
Futures contracts (interest rate risk)		966,130	118,908
Total		$1,674,479	$174,279

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign currency exchange contracts (foreign exchange risk)		$(1,057,078)	$816,543
Total		$(1,057,078)	$816,543

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2020. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2020.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Long Futures Contracts (Average Notional Value)	Short Futures Contracts (Average Notional Value)
Total Return Bond Fund	$32,366,537	$33,064,727	$32,745,968	$5,650,740
Global High Income Fund	4,912,552	34,367,700	—	—

The Funds value derivatives at fair value, as described in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans

Global High Income Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

2020 Annual Report  61

Notes to Financial Statements (continued)

October 31, 2020

Global High Income Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Global High Income Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the return. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f. Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses among classes is based on the total net asset value of each class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and Transfer Agent fees) are charged to that class.

g.Foreign Taxes

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. These withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned. In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

The Select International Equity Fund and Global Equity Impact Fund (collectively, the “Equity Funds”) have received payments for Article 63 EU Tax Reclaims related to prior years (2005-2015). The Article 63 EU Tax Reclaim payments received by the Equity Funds from certain EU countries as of the date of this report significantly increased the Select International Equity Fund’s performance on various dates when the payments were received beginning on December 16, 2016 and the Global Equity Impact Fund’s performance on various dates when the payments were received beginning February 1, 2017. Without these payments, each Equity Fund’s performance would have been lower during this period. In the tax years for which the Equity Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the Equity Funds of the tax reclaims from these jurisdictions will also result in tax liability to the relevant Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax is uncertain and subject to settlement negotiations with the U.S. Internal Revenue Service (“U.S. IRS”). Based on information available as of the date of this report, each Equity Fund has accrued an amount of the estimated tax liability payable to the U.S. IRS on behalf of its shareholders which is booked as an expense on the Statement of Operations. The stated net asset value and performance contained in this report reflect these accrued amounts. The Funds expect that the U.S. IRS ultimately will determine the actual tax payable. If the actual tax payable is different than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the relevant Equity Fund’s expenses, net asset value and performance may be materially adversely affected. The precise amount of the tax remains uncertain as the matter remains unsettled with the U.S. IRS.

The Equity Funds have Article 63 EU Tax Reclaims outstanding related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements, the Equity Funds have recognized the Article 63 EU Tax Reclaims when uncertainty relating to these claims, including but not limited to resolution of administrative and judicial proceedings, likelihood of receipt and the timing of receipt of cash payments, have been resolved. The Equity Funds have not recorded a receivable amount for any outstanding Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that these funds may receive in the future is uncertain. Any additional amounts to which the Equity Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time. In addition, Article 63 EU Tax Reclaims amounts received will be subject to

62  2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

tax. The U.S. IRS has not yet determined the amount of taxes that the Equity Funds must pay on these amounts. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and will be distributed in due course. As of October 31, 2020, the total amount of outstanding reclaims filed by the Equity Funds in the countries that may be affected by the European courts’ decisions (namely, The Netherlands, Spain, Germany, France, and Sweden) represents approximately 8.86% and 11.53%, respectively, of net assets of Select International Equity Fund and Global Equity Impact Fund before the impact of interest, fluctuations in foreign currency, or any tax or additional costs incurred in the pursuit of such reclaims. These amounts net of estimated taxes (but excluding the impact of interest or tax on such interest) represent 5.10% and 6.63%, respectively, of net assets of Select International Equity Fund and Global Equity Impact Fund. These percentages will change depending on the fluctuations of the net assets of the Funds. Receipt by a Fund of these amounts will make the Fund’s performance seem higher than it would be as a result of the performance of its portfolio investments.

There were no payments received on tax reclaims for the fiscal year ended October 31, 2020. The payments received on tax reclaims from prior periods were as follows:

	Amount	Percent of Total Net Assets	Received Date Range
Select International Equity Fund
Withholding Tax Refunds Received from Country:
Finland	$1,355,000	0.35%*	5/21/2015
Poland	16,452,314	7.74%**	12/16/16-2/24/2017
Poland	5,504,000	3.68%****	12/12/2018-9/4/2019
Global Equity Impact Fund
Withholding Tax Refunds Received from Country:
Finland	$500,000	0.25%*	5/21/2015
Poland	4,400,193	4.68%**	2/1/2017-2/24/2017
Poland	380,000	0.59%***	8/22/2018
Poland	1,011,000	1.62%****	2/12/2019-9/4/2019

* As of October 31, 2015

**As of October 31, 2017

***As of October 31, 2018

****As of October 31, 2019

h.Distributions

Distributions from net investment income, if any, are declared and paid monthly for the Total Return Bond Fund and Global High Income Fund. Distributions from net investment income, if any, are declared and paid annually for the Select International Equity Fund and Global Equity Impact Fund. The Funds will also declare and pay distributions annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Board to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”), for certain undistributed amounts.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

i.Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

2020 Annual Report  63

Notes to Financial Statements (continued)

October 31, 2020

j.Newly Adopted Accounting Pronouncement:

The Funds has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08. Under the new standard, certain debt securities with non-contingent call features purchased at a premium are amortized to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the new standard on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. This change in accounting policy resulted in reclassifications to capital accounts as of the beginning of the period, but had no impact on the net asset value of the Funds.

3. Agreements and Transactions with Affiliates

a.Investment Adviser

Under the Investment Advisory Agreements with the Funds, effective May 22, 2013 and amended February 28, 2019, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Select International Equity Fund	Of the first $500 million	0.800%
	On the next $1.5 billion	0.780%
	Over $2 billion	0.750%
Global Equity Impact Fund	Of the first $500 million	0.800%
	On the next $1.5 billion	0.780%
	Over $2 billion	0.750%
Total Return Bond Fund	On all assets	0.350%
Global High Income Fund	Of the first $5 billion	0.650%
	On the next $2.5 billion	0.630%
	On the next $2.5 billion	0.600%
	Over $10 billion	0.590%

The Adviser has engaged the services of an affiliate, Aberdeen Asset Managers Limited, as subadviser on behalf of the Equity Funds (the “Subadviser”), pursuant to the subadvisory agreements. The Subadviser is responsible for the day-to-day management of the Equity Funds’ investments. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

The Trust and the Adviser have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of each Fund from exceeding the amounts listed in the table below. For each Fund noted below, this contractual limitation may not be terminated without the approval of the Board until the earlier of (a) the termination of the Investment Advisory Agreement or (b) the end of February, 2021 for each Fund. This limit excludes certain expenses, including taxes, interest, brokerage commissions, and other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

Fund	Class A Limit	Institutional Class Limit
Select International Equity Fund	1.35%	1.10%
Global Equity Impact Fund	1.35%	1.10%
Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%

The Adviser has agreed to continue to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily assets. The waiver may be terminated at any time by the Board.

The Adviser may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

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Notes to Financial Statements (continued)

October 31, 2020

However, no reimbursement will be made for fees waived unless:

(i)the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii)the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreements in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

As of October 31, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by the Adviser would be:

Fund	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Fiscal Year 2020 (Expires 10/31/23)	Total*
Select International Equity Fund	$—	$92,601	$391,729	$484,330
Global Equity Impact Fund	—	153,956	288,816	442,772
Total Return Bond Fund	499,844	462,934	566,257	1,529,035
Global High Income Fund	591,864	688,255	698,958	1,979,077

*Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “—” are $0 or round to $0.

4. Distributor and Shareholder Services

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of 0.25% based on the total net assets for Class A shares.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board members and a majority of those Board members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2020, were as follows:

Fund	Purchases	Sales
Select International Equity Fund	$45,879,976	$67,685,699
Global Equity Impact Fund	19,810,816	30,993,065
Total Return Bond Fund	433,934,240	419,917,825
Global High Income Fund	166,954,673	229,005,443

2020 Annual Report  65

Notes to Financial Statements (continued)

October 31, 2020

6. Portfolio Investment Risks

a.Asset-Backed Securities Risk

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

b.Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations.  In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.

c. Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

d. Credit Default Swap Risk

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Global High Income Fund. Credit default swap contracts may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap contracts. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation.

e.Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

f.Derivatives Risk (Including Options, Futures and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

g.Emerging Markets Risk

The Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

66  2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

h. Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

i. Fixed Income Securities Risk

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

j. Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

k. Foreign Securities Risk

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent a Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

l. High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

m. Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

n. Impact Investing Risk

In implementing the Global Equity Impact Fund’s ESG (Environmental, Social and Governance) investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund may underperform other funds that do not implement an ESG strategy. ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

2020 Annual Report  67

Notes to Financial Statements (continued)

October 31, 2020

o.Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

p. Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

q. Large-Cap Securities Risk

Stocks issued by large cap companies subject a Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

r. LIBOR Risk

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

s. Management Risk

Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or Sub-adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

t. Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries, and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

u. Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

68  2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

v. Mortgage-Related Securities Risk

The Total Return Bond Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

w. Municipal Securities Risk

Certain Funds may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

x. Portfolio Turnover Risk

The Total Return Bond Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

y. Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

z. Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than Funds that invest more broadly. Specifically, to the extent that the Global Equity Impact Fund invests in industrials, the Fund will be more vulnerable to the risks of these industries.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

aa. Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

ab. Sovereign Debt Risk

Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have

2020 Annual Report  69

Notes to Financial Statements (continued)

October 31, 2020

limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

Sovereign debt risk is increased for emerging market issuers. The Global High Income Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

ac. Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and such Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

ad. Variable and Floating Rate Securities Risk

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expects the risk of loss from such claims to be remote.

8. Tax Information

As of October 31, 2020, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Select International Equity Fund	$118,942,326	$27,832,666	$(17,421,702)	$10,410,964
Global Equity Impact Fund	53,214,019	13,198,154	(3,752,969)	9,445,185
Total Return Bond Fund	212,151,445	3,540,608	(1,377,771)	2,162,837
Global High Income Fund	146,762,258	4,171,445	(5,041,599)	(870,154)

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Select International Equity Fund	$6,406,308	$—	$6,406,308	$—	$—	$6,406,308
Global Equity Impact Fund	1,529,178	—	1,529,178	—	—	1,529,178
Total Return Bond Fund	5,085,148	—	5,085,148	—	—	5,085,148
Global High Income Fund	8,178,263	—	8,178,263	—	—	8,178,263

Amounts listed as “—” are $0 or round to $0.

70  2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Select International Equity Fund	$1,282,264	$ —	$1,282,264	$ —	$ —	$1,282,264
Global Equity Impact Fund	1,126,987	—	1,126,987	—	—	1,126,987
Total Return Bond Fund	4,944,609	—	4,944,609	—	—	4,944,609
Global High Income Fund	15,449,362	—	15,449,362	—	2,014,246	17,463,608

Amounts listed as “—” are $0 or round to $0.

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Select International Equity Fund	$—	$504,206	$—	$—	$—	$—	$—	$10,602,819	$(427,275,223)	$(416,168,198)
Global Equity Impact Fund	—	166,048	—	—	—	—	—	9,445,197	(24,240,219)	(14,628,974)
Total Return Bond Fund	—	9,439,805	2,673,909	—	—	—	(267)	2,160,478	—	14,273,925
Global High Income Fund	—	179,829	—	—	—	—	4	(1,256,505)	(237,931,558)	(239,008,230)

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**As of October 31, 2020, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2020, for federal tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective fund throughout the years indicated.

Fund	Amount	Expires
Select International Equity Fund	$20,177,122	Unlimited (Short-Term)
Select International Equity Fund	407,098,101	Unlimited (Long-Term)
Global Equity Impact Fund	24,240,219	Unlimited (Long-Term)
Global High Income Fund	53,728,063	Unlimited (Short-Term)
Global High Income Fund	184,203,495	Unlimited (Long-Term)

The Funds are permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

9. Significant Shareholders

As of October 31, 2020, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Select International Equity Fund	68.9%	3
Global Equity Impact Fund	51.2	3
Total Return Bond Fund	63.8	5
Global High Income Fund	60.5	5

2020 Annual Report  71

Notes to Financial Statements (concluded)

October 31, 2020

10. Line of Credit

On April 13, 2020 the Trust on behalf of each of the Funds noted in the table below (the “Borrowers”) entered into a Credit Agreement (the “Agreement”) in the amount of $40,000,000 with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The below table summarizes the usage of the Principal on each outstanding loan made under the Agreement bears the interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate (“LIBOR”) as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of each of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility cannot yet be determined.

For the period November 1, 2019 through April 12, 2020 the amount of the Credit Facility was $25,000,000 for the Select International Equity Fund, Global Equity Impact Fund and the Total Return Bond Fund. For the same period, the Global High Income Fund had entered into a separate Credit Agreement with the Bank for $40,000,000. Effective April 13, 2020, the Global High Income Fund Credit Facility was terminated and the Global High Income Fund was added as an additional borrower to the Credit Facility for the remaining Funds. The below table is a summary of the line of credit usage under the Credit Facilities for the year ended October 31, 2020.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Select International Equity Fund	$379,167	2.88%	6
Global Equity Impact Fund	$197,494	2.90%	13
Global High Income Fund	$4,351,097	2.63%	24

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020, except as noted below.

Effective December 1, 2020, the Aberdeen Select International Equity Fund changed its name to the Aberdeen International Sustainable Leaders Fund in connection with changes to the Fund’s principal strategies and risks and portfolio management team. The changes to the Fund are described in the Fund’s prospectus dated December 1, 2020.

72  2020 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aberdeen Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aberdeen Investment Funds comprised of Aberdeen Select International Equity Fund, Aberdeen Global Equity Impact Fund, Aberdeen Total Return Bond Fund, and Aberdeen Global High Income Fund (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 29, 2020

2020 Annual Report  73

Other Tax Information (Unaudited)

For the year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2020. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2020) were as follows:

Fund	Foreign Tax
Select International Equity Fund	$0.0683
Global Equity Impact Fund	$0.0217

For the year ended October 31, 2020, the following Funds paid qualified dividend income as follows:

Fund	Qualified Dividend Income
Select International Equity Fund	11.02%
Global Equity Impact Fund	73.85%

For the taxable year ended October 31, 2020, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Global Equity Impact Fund	11.50%

74  2020 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Investment Funds you incur ongoing costs, including investment advisory fees, shareholder service fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2020 and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Beginning Account Value, May 1, 2020			Actual Ending Account Value, October 31, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period(1)	Hypothetical Expenses Paid During Period(1)(2)	Annualized Expense Ratio
Select International Equity Fund	Class A	$1,000.00	$1,198.60	$1,018.10	$7.74	$7.10	1.40%
	Institutional Class	$1,000.00	$1,200.20	$1,019.36	$6.36	$5.84	1.15%
	Global Equity Impact Fund
	Class A	$1,000.00	$1,197.80	$1,017.80	$8.07	$7.41	1.46%
	Institutional Class	$1,000.00	$1,200.40	$1,019.05	$6.69	$6.14	1.21%
	Total Return Bond Fund
	Class A	$1,000.00	$1,037.90	$1,021.67	$3.53	$3.51	0.69%
	Institutional Class	$1,000.00	$1,039.50	$1,022.93	$2.26	$2.24	0.44%
	Global High Income Fund
	Class A	$1,000.00	$1,119.30	$1,020.11	$5.33	$5.08	1.00%
	Institutional Class	$1,000.00	$1,120.80	$1,021.37	$4.00	$3.81	0.75%

1Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

2Represents the hypothetical 5% return before expenses.

2020 Annual Report  75

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” Aberdeen Standard Investments Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.

As required by the Liquidity Rule, at a meeting on March 18, 2020, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2019 to January 31, 2020 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:

•information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:

o Review and analysis of appropriate liquidity categories for portfolio investments

o Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)

o Review of current and upcoming market events, such as market closures, that may impact liquidity

o Review of large shareholder concentrations that may impact liquidity in the event of redemption

•the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches); and

•enhancements to the Liquidity Program during the Reporting Period, which included:

o monthly liquidity reports being provided to portfolio managers

o changes to the Liquidity Program to address regulatory guidance relating to the closure of a foreign securities market for seven or more calendar days due to a foreign holiday.

The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.

76  2020 Annual Report

Supplemental Information (Unaudited)

Board Consideration of Advisory and Sub-Advisory Agreements – Aberdeen Investment Funds

At a meeting of the Board of Trustees of the Aberdeen Investment Funds (the “Trust”) held on June 15, 2020, the Board, including a majority of the Board Members who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), voted to renew for a one-year period the advisory agreement (the “Advisory Agreement”) between Aberdeen Standard Investments Inc. (the “Adviser”) and the Trust, on behalf of each of Aberdeen Select International Equity Fund, Aberdeen Global Equity Impact Fund (formerly, Aberdeen Select International Equity Fund II), Aberdeen Total Return Bond Fund and Aberdeen Global High Income Fund (collectively, the “Funds”). The Board, including a majority of the Independent Trustees, also voted to renew for a one-year period the sub-advisory agreement between the Adviser and Aberdeen Asset Managers Limited (the “Sub-Adviser”) with respect to Select International Equity Fund and Global Equity Impact Fund (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”). The Sub-Adviser is an affiliate of the Adviser. The Adviser and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In addition to the meeting on June 15, 2020, the Investment Management and Service Contracts Committee (the “Committee”) met on April 1, 2020, April 22, 2020, and May 27, 2020 to discuss, among other things: the peer groups proposed by an independent third party to be used for comparison of the Funds’ fees and performance; the Funds’ performance and expenses, including in-person interviews with the Advisers’ management personnel; information provided by the Advisers in response to an information request made on behalf of the Independent Trustees by their independent legal counsel; supplemental information requested from the Advisers that the Independent Trustees believed to be reasonably necessary for their review of the Advisory Agreements; and the legal standards applicable to the Board’s review.

In connection with the contract review meetings, the Independent Trustees reviewed a variety of information provided by the Advisers relating to the Funds, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided generally included, among other items:

•information on the investment performance of each Fund and comparative performance of peer groups of funds and each Fund’s performance benchmark;

•information on each Fund’s advisory fees and other expenses, including information comparing each Fund’s advisory fees and other expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints;”

•sales and redemption data with respect to each Fund;

•information about the profitability of the Advisory Agreements to the Advisers;

•reports prepared by the Advisers in response to requests submitted by the Independent Trustees’ independent legal counsel on behalf of the Independent Trustees; and

•a memorandum from the Independent Trustees’ independent legal counsel regarding the responsibilities of the Board in considering the continuation of investment advisory and investment sub-advisory arrangements under the 1940 Act and relevant state law.

The Board, including the Independent Trustees, also considered other matters such as:

•the Advisers’ financial results and financial condition;

•each Fund’s investment objective and strategies;

•the Advisers’ investment personnel and operations;

•arrangements relating to the distribution of the Funds’ shares and the related costs;

•the procedures employed to determine the value of the Funds’ assets;

•the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services;

•the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and

•possible conflicts of interest.

2020 Annual Report  77

Supplemental Information (Unaudited) (continued)

The Board also considered the nature, extent and quality of the services provided to the Funds by the Advisers’ affiliates. Throughout the process, the Independent Trustees were afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Independent Trustees in connection with their annual consideration of the continuation of the Advisory Agreements, the Board receives materials in advance of each regular quarterly meeting of the Board that provides information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of each Fund’s shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by independent legal counsel throughout the process. The Independent Trustees consulted in executive sessions with such independent counsel regarding consideration of the renewal of the Advisory Agreements. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Board Members may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with their approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Advisory Agreements. The Board considered the nature, extent and quality of the services provided by the Advisers, as applicable, to the Funds and the resources dedicated to each Fund by the Advisers and their affiliates. The Board considered, among other things:

•the Advisers’ investment experience;

•the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for each Fund;

•the allocation of responsibilities among the Advisers;

•the Advisers’ roles in coordinating the activities of the Funds’ other service providers;

•information provided on a regular basis by the Trust’s Chief Compliance Officer regarding the effectiveness of the Advisers’ compliance policies and procedures;

•the Advisers’ risk management processes;

•the Advisers’ focus on monitoring the performance of the Funds and addressing performance matters;

•the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services;

•its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year; and

•the Advisers’ response to market disruptions resulting from the coronavirus pandemic, including the implementation of the Advisers’ business continuity and disaster recovery plans and the pandemic’s effect on portfolio management.

After reviewing these and related factors, the Board determined that the nature, extent and quality of the services provided to the Funds by the Advisers were extensive in nature and of high quality and supported the renewal of the Advisory Agreements.

Investment performance. The Board requested and received information about the performance of each Fund over various time periods, including information that compared the performance of each Fund to the performance of a relevant peer group of funds and its performance benchmark. When applicable, the Board considered the performance of each Fund compared to the performance of comparable funds or accounts managed by the Adviser and its affiliates. In addition, the Board reviewed data prepared by an independent third party, which analyzed the performance of each Fund using a variety of performance metrics.

The Board considered the Advisers’ performance and reputation generally, the performance of the Aberdeen fund family generally, and the Advisers’ responsiveness to the Board’s concerns about performance and their willingness to take steps intended to improve performance from the time they commenced management of the Funds in 2013.

78  2020 Annual Report

Supplemental Information (Unaudited) (continued)

In addition to the foregoing, the Board considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2020. In each case, the Board noted that the Advisers assumed management of each Fund on May 22, 2013, and that the Funds’ performance for periods prior to that time reflects the performance of the Funds’ previous investment adviser.

Aberdeen Select International Equity Fund. The Board noted that the Select International Equity Fund had performance in the fourth quintile when compared to its performance group over the year-to-date period, fifth quintile for the 1-, 3- and 5-year periods, fourth quintile for the 2-year period, and third quintile for the 4-year period. The Board took note that on February 28, 2019, the Fund changed its investment strategy to a “focus on change” strategy, and that the performance reflected in the benchmark comparisons to its peers was attributed to its prior investment strategy. The Board considered the effect of the change in investment strategy on the Fund’s performance since February 28, 2019 and its expected performance going forward. The Board determined that it would continue to closely monitor the Fund’s performance.

Aberdeen Global Equity Impact Fund (formerly, Aberdeen Select International Equity Fund II). The Board noted that the Global Equity Impact Fund had performance in the second quintile year-to-date. It was in the second quintile for the 1-year period, third quintile for the 2-year period, fourth quintile for the 3- year period, third quintile for the 4- year period and the fifth quintile for the 5 year period when compared to its performance universe over all of the periods reviewed. However, the Board considered the fact that on February 28, 2019, the Fund changed its investment strategy to a global equity impact strategy, and that it no longer operates as an international equity fund. The Board noted that at the time the Fund changed its investment strategy, it also changed its name to Aberdeen Global Equity Impact Fund, which the Advisers believed better reflects the Fund’s new investment strategy. The Board took note that the Fund’s performance as reflected in the benchmark comparisons to its peers was attributable to its prior investment strategy. The Board considered the effect of the change in investment strategy on the Fund’s performance since February 28, 2019 and how that change affected performance after that date. The Board determined that it would continue to closely monitor the Fund’s performance. In addition the committee requested additional input concerning the Fund’s performance, and the Board considered the Adviser’s response.

Aberdeen Global High Income Fund. The Board noted that the Global High Income Fund had performance in the fourth quintile when compared to its performance group over the year-to-date, third quintile for the 1-, 2- and 4-year periods, second quintile for the 3-year period, and the fifth quintile for the 5- and 10-year periods. The Board discussed with the Adviser any steps that had been or could be taken to enhance performance in the future. The Board determined that it would continue to closely monitor the Fund’s performance.

Aberdeen Total Return Bond Fund. The Board noted that the Total Return Bond Fund had performance in the second quintile when compared to its performance group over the year-to-date and 1-year period, third quintile for the 2-year period, second quintile for the 3-year period, first quintile for the 4- year, 5-year and 10-year periods. The Board discussed with the Advisers any steps that had been or could be taken to continue to enhance performance in the future. The Board noted that it would continue to closely monitor the Fund’s performance.

Fees paid for advisory services and expenses. The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by the Adviser to separately managed accounts with similar investment strategies.

The Board noted that the total expense ratios of the Select International Fund and the Global Equity Impact Fund reflected estimated taxes with respect to the receipt of foreign tax refund recoveries, without which the total expense ratios would have been lower.

In comparing each Fund’s net management fee to that of comparable funds, the Board noted that the management fee included advisory fees, but not administration fees. In considering the fees charged to any comparable accounts, the Board considered, among other things, management’s discussion of the different services required to manage the different types of accounts. In evaluating each Fund’s advisory fee, the Board also took into account the demands, complexity and quality of the investment management of the Funds.

The Board also noted that the Adviser pays the sub-advisory fees for Select International Equity Fund and Global Equity Impact Fund out of its advisory fee. The Board also considered that the Adviser had entered into expense limitation agreements with respect to the Funds, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses to limit each such Fund’s total annual operating expenses for a period of time. Additionally, the Board considered that effective as of May 21, 2013, the Adviser agreed to waive a portion of its management fees for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets.

The Board also considered other benefits directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds, such as the engagement of affiliates of the Adviser to provide distribution services to the Funds.

In addition to the factors described above, the Board considered the specific factors set forth below with respect to each Fund’s fees and expenses. The Board considered the advisory fees, both contractual and after waivers and reimbursements, and also considered total expenses, both including Rule 12b-1 fees and excluding such fees.

2020 Annual Report  79

Supplemental Information (Unaudited) (continued)

Aberdeen Select International Equity Fund. The Board noted that the Fund’s contractual management fees are above the peer group median, ranked 15 of 17 funds, and that the Fund’s actual management fees are above the peer group median, ranked 11 of 17 funds. The Board also considered that the Fund’s total expenses, both including Rule 12b-1 fees and excluding such fees, ranked 14 of 17 funds in the peer group. The Board noted that the Fund pays certain fees to financial intermediaries for administrative services that were previously paid by the Adviser. However, the Board noted that in the previous year, the Adviser decreased its management fees from an effective rate of 0.90% to 0.80% and has agreed generally to cap the Fund’s total expenses at 1.10% for Institutional Class Shares and 1.35% for Class A Shares (subject to certain exclusions) through at least February 28, 2021.

 Aberdeen Global Equity Impact Fund. The Board noted that the Fund’s contractual management fees are above the peer group median, ranked 8 of 10 funds, and that the Fund’s actual management fees are below the peer group median, ranked 1 of 10 funds. The Board also considered that the Fund’s total expenses, both including Rule 12b-1 fees and excluding such fees, ranked 9 of 10 funds in the peer group. The Board noted that the Fund pays certain fees to financial intermediaries for administrative services that were previously paid by the Adviser. However, the Board noted that in the previous year, the Adviser decreased its management fees from an effective rate of 0.90% to 0.80% and has agreed generally to cap the Fund’s total expenses at 1.10% for Institutional Class Shares and 1.35% for Class A Shares (subject to certain exclusions) through at least February 28, 2021.

Aberdeen Global High Income Fund. The Board considered that the Fund’s contractual management fees are above the peer group median, ranked 9 of 15 funds, and that the Fund’s actual management fees are below the peer group median, ranked 1 of 15 funds. The Board noted that the Fund’s total expenses, both including Rule 12b-1 fees and excluding such fees, are slightly lower than the median, ranked 7 and 8, respectively, of 15 funds in the peer group. The Board noted that going forward, the Fund pays certain fees to financial intermediaries for administrative services that were previously paid by the Adviser, and that the Adviser has agreed to cap the Fund’s expenses at current levels through at least February 21, 2021.

Aberdeen Total Return Bond Fund. The Board considered that the Fund’s contractual management fees are below the peer group median, ranked 8 of 18 funds, and that the Fund’s actual management fees are below the peer group median, ranked 1 of 18 funds. The Board noted that the Fund’s total expenses, both including Rule 12b-1 fees and excluding such fees, are lower than the median, ranked 4 of 18 funds in the peer group. The Board noted that going forward, the Fund pays certain fees to financial intermediaries for administrative services that were previously paid by the Adviser, and that the Adviser has agreed to cap the Fund’s expenses at current levels through at least February 21, 2021.

The Independent Trustees asked for, and received, information about the fees paid by other funds and accounts managed by the Adviser. The Independent Trustees considered the nature of the other accounts, which included comingled and separately managed accounts. The Independent Trustees noted the differences in managing the Funds compared to other accounts managed by the Advisers, including, among other things, the complexity of managing the Funds in light of regulatory, tax and compliance considerations resulting from the Funds’ status as registered investment companies.

After reviewing these and related factors, and taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees and, as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Advisory Agreements.

Economies of Scale. The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted that the Funds benefitted from an expense limitation agreement, and that the fees of the Select International Equity Fund, Global Equity Impact Fund and Global High Income Fund were subject to breakpoints, albeit at much higher levels than the Funds’ current net assets. The Board considered the Adviser’s belief that the Total Return Bond Fund does not have breakpoints at this time because this Fund has a lower overall fee structure.

The Board also considered the potential effect of each Fund’s size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board took note of the decline in the Funds’ assets and the effect of such decline on the Funds’ expense ratios.

Profitability and costs. The Board examined the profitability of the Advisers and its affiliates on a Fund-by-Fund basis. The Board also considered information about the expense allocation methodology used to calculate profitability. When reviewing the Advisers’ profitability, the Board considered guidance from the Securities and Exchange Commission and the courts regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints, if any, and expense limitations, with respect to the Funds. The Board noted that over the past two years, the Advisers’ profitability attributable to the Funds declined significantly as a result of the decline of the Funds’ assets. The Advisers provided assurances that they were committed to continuing to provide a high level of services to the Funds.

80  2020 Annual Report

Supplemental Information (Unaudited) (concluded)

Other factors. The Board also considered other factors, which included, but were not limited to, the following:

•the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds;

•whether the Funds have operated in accordance with their investment objectives, the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Advisers. The Trustees also considered the compliance-related resources that the Advisers and their affiliates provide to the Funds;

•the Advisers’ financial condition and ability to continue to provide a high level of service under the Advisory Agreements;

•“fallout benefits” to the Advisers, such as the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•the impact that the Coronavirus is having and will continue to have on marketing and management issues.

* * *

Based on their evaluation of factors that they deemed to be material, including but not limited to those factors described above, the Independent Trustees concluded, in the exercise of their reasonable business judgment, that the advisory fee and, as applicable, sub-advisory fee structures, were reasonable in light of the nature and quality of the services provided, and recommended that renewal of the Advisory Agreements would be in the best interest of each Fund and its shareholders. Accordingly, the Board, with the Independent Trustees voting separately, approved the Advisory Agreements for an additional one-year period.

2020 Annual Report  81

Management of the Funds (Unaudited)

The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, or the Advisers are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Bev Hendry**** Year of Birth:1953	Trustee; President; Chief Execuive Officer	Trustee since 2017	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).	6	None
Independent Trustee
Antoine Bernheim Year of Birth:1953	Chairman of the Board; Trustee	Trustee since 2004; Chairman of the Trust since 2008	President, Dome Capital Management, Inc., 1984 – present (investment advisory firm); President, The U.S. Offshore Funds Directory, 1990 – 2015 (publishing).	4	Alphadyne International Fund, Alphadyne International (Erisa) Fund, Alphadyne Global Rates Fund, 2018-present
Thomas Gibbons Year of Birth:1947	Trustee	Trustee since 2004	President, Cornerstone Associates Management, 1987 – present (consulting firm).	4	None

Peter Wolfram Year of Birth:1953	Trustee	Trustee since 1992	Partner, Kelley Drye & Warren LLP, 1983 – present (law firm).	4	None

*Each Trustee serves during the lifetime of the Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Fund’s shareholders and until the election and qualification of his or her successor. The current retirement age is 75.

**Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 19 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

***Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****Mr. Hendry is deemed to be an interested person because of his affiliation with the fund’s Investment Adviser.

82  2020 Annual Report

Management of the Funds (Unaudited) (continued)

Information Regarding Officers who are not Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President; Anti- Money Laundering and Identity Theft Officer	Officer since 2013

Currently, Chief Risk Officer—Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII’s Legal Department, where he served as US Counsel since 2012.

Lynn Chen c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1963	Vice President	Officer since 2016

Currently, Head of Total Return Bond on the North American Fixed Income team for Aberdeen Standard Investments Inc. Ms. Chen joined Aberdeen Standard Investments Inc. in May 2013 following the acquisition of Artio Global Management.

Dominic Byrne c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Officer since 2018	Currently, Head of Global Equities for Aberdeen Standard Investments. Mr. Byrne joined Aberdeen Standard Investments in 2000.
Chris Demetriou** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Officer since 2020	Currently, Chief Executive Officer - Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Rebecca Gilding State Street Bank and Trust Company One Lincoln Street, Mailstop SFC 0805 Boston, MA 02111 Year of Birth: 1979	Secretary	Officer since 2019	Vice President and Counsel, State Street Bank and Trust Company (since April 2016).
Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Officer since 2013

Currently, Head of Product & Client Solutions—Americas, overseeing Product Management, Product Development and Client Solutions for ASII’s registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.

Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Assistanct Secretary; Vice President	Officer since 2013	Currently, Head of Product Management for ASII. Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.

2020 Annual Report  83

Management of the Funds (Unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew Kim** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary	Officer since 2020	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.
Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Chief Financial Officer & Treasurer	Officer since 2013	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas and Vice President for ASII. Ms. Melia joined ASII in September 2009

Ben Moser** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President	Officer since 2018	Currently, Head of Investor Services – US. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Jim O’Connor** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Officer since 2020	Currently, Executive Director for Aberdeen Standard Investments Inc. Mr. O’Connor joined ASII in 2010.
Eric Olsen** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer	Officer since 2016	Currently, Deputy Head of Fund Administration – U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.
Brian O’Neill** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer	Officer since 2013	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Standard Investments Inc. Mr. O’Neill joined Aberdeen Standard Investments Inc. in 2008.
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President & Chief Legal Officer	Officer since 2013	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.

*Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

**Messrs. Andolina, Demetriou, Goodson, Kim, Logan, Moser, O’Connor, Olsen, and O’Neill and Mses. Kennedy, Melia and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Standard Investments ETFs, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund, each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Management Information

Trustees
Antoine Bernheim, Chairman
Thomas Gibbons
Bev Hendry
Peter Wolfram

Investment Adviser
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Transfer Agent
DST Asset Manager Solutions, Inc.
430 W. 7th Street Ste. 219534
Kansas City, MO 64105-1407

Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103

Fund Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Fund Counsel
Sidley Austin LLP
787 7th Avenue
New York, NY 10019

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeenstandard.com/us

AOE-0377-AR

Item 2.	Code of Ethics.

(a) As of October 31, 2020, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no material changes were made to the provisions of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e) Not applicable.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Antoine Bernheim is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d)[2] All Other Fees
October 31, 2020	$145,188	$—	$35,280	$15,000
October 31, 2019	$137,700	$—	$34,800	$56,902

[1]	The Tax Fees are the aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations.

[2]	Fees include services related to pursuing Article 63 European Union Tax Reclaims related to prior years.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None.

(c) None.

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2020 and October 31, 2019 were $392,505 and $761,041, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Investment Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of Aberdeen Investment Funds

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of Aberdeen Investment Funds

Date: January 8, 2021

/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of Aberdeen Investment Funds

Date: January 8, 2021